UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21990

Fidelity Commonwealth Trust II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Stephen D. Fisher, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

Item 1. Reports to Stockholders

Fidelity®
Large Cap Growth Enhanced Index
Large Cap Value Enhanced Index
Large Cap Core Enhanced Index
Mid Cap Enhanced Index
Small Cap Enhanced Index
International Enhanced Index
Funds

Annual Report

(2_fidelity_logos) (Registered_Trademark)

February 28, 2010

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses

Fidelity Large Cap Growth Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Large Cap Value Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Large Cap Core Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Mid Cap Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Small Cap Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity International Enhanced Index Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Fidelity Large Cap Growth Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,109.40	$ 2.35
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Large Cap Value Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,071.78	$ 2.31
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Large Cap Core Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,081.16	$ 2.32
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Mid Cap Enhanced Index Fund	.60%
Actual		$ 1,000.00	$ 1,118.80	$ 3.15
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Fidelity Small Cap Enhanced Index Fund	.67%
Actual		$ 1,000.00	$ 1,096.30	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Fidelity International Enhanced Index Fund	.62%
Actual		$ 1,000.00	$ 1,014.30	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Fidelity Large Cap Growth Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity Large Cap Growth Enhanced Index Fund	52.50%	-4.74%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Growth Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jeffrey Adams, who oversees the Fidelity® Large Cap Growth Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year, the fund gained 52.50%, compared with a return of 54.19% for the Russell 1000® Growth Index. Consumer discretionary and information technology were our weakest sectors. In consumer discretionary, favorable results in automobiles/components were not enough to compensate for poor stock selection in retailing and consumer services. In information technology, a combination of disappointing stock performance and sector allocation weighed on the fund. In contrast, stock picking in industrials, especially capital goods, was positive. To a lesser extent, security selection was a helpful factor in the materials and energy groups. On an individual basis, semiconductor equipment stock Tessera Technologies fell after the company forecast lower revenue. Unfortunately, we did not own robotic surgical systems maker and index component Intuitive Surgical, which posted sales that far exceeded Wall Street analysts' expectations. Other notable sources of underperformance included having limited exposure to hard-drive manufacturer Western Digital and construction-equipment maker Caterpillar - both of which did very well - and an overweighting in lagging biopharmaceutical company Cephalon. On the positive side, vehicle maker Oshkosh benefited from a lucrative military contract. TRW Automotive Holdings, which develops automotive systems, raised its earnings guidance, while LED lighting manufacturer Cree benefited from very strong demand for its products. Some of the stocks mentioned were not found in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.4	3.2
Apple, Inc.	3.2	3.0
International Business Machines Corp.	3.0	2.9
Johnson & Johnson	2.4	2.6
Cisco Systems, Inc.	2.3	2.2
Google, Inc. Class A	2.1	1.9
Wal-Mart Stores, Inc.	2.0	2.0
Procter & Gamble Co.	1.9	1.7
Oracle Corp.	1.9	1.6
Hewlett-Packard Co.	1.8	1.8
	25.0
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.4	29.4
Health Care	15.7	14.9
Consumer Staples	14.4	13.9
Consumer Discretionary	11.9	9.9
Industrials	9.4	9.1
Energy	5.0	4.9
Financials	4.4	4.0
Materials	4.2	3.7
Telecommunication Services	0.8	1.0
Utilities	0.5	0.8

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.7%
Autoliv, Inc.	1,710	$ 76,283
Johnson Controls, Inc.	3,200	99,520
TRW Automotive Holdings Corp. (a)(d)	7,000	188,090
		363,893
Automobiles - 0.6%
Ford Motor Co. (a)	21,504	252,457
Thor Industries, Inc. (d)	2,000	67,860
		320,317
Diversified Consumer Services - 0.9%
Corinthian Colleges, Inc. (a)(d)	6,834	110,847
H&R Block, Inc.	7,600	131,328
ITT Educational Services, Inc. (a)(d)	1,000	109,040
Service Corp. International (d)	6,500	52,390
Weight Watchers International, Inc. (d)	1,673	43,030
		446,635
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc.	10,837	196,258
Darden Restaurants, Inc.	3,000	121,650
McDonald's Corp.	9,600	612,960
Panera Bread Co. Class A (a)(d)	1,100	80,069
Starbucks Corp. (a)(d)	2,500	57,275
Wyndham Worldwide Corp.	4,000	91,960
Yum! Brands, Inc. (d)	2,000	67,440
		1,227,612
Household Durables - 0.1%
Tupperware Brands Corp.	1,400	65,422
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	2,500	296,000
Priceline.com, Inc. (a)(d)	350	79,366
		375,366
Media - 1.2%
Comcast Corp. Class A	8,000	131,520
DIRECTV (a)	2,246	76,027
McGraw-Hill Companies, Inc.	3,120	106,704
Omnicom Group, Inc.	3,941	144,319
The Walt Disney Co. (d)	3,000	93,720
Viacom, Inc. Class B (non-vtg.) (a)	2,300	68,195
		620,485
Multiline Retail - 1.4%
Dollar Tree, Inc. (a)	2,700	150,498
Kohl's Corp. (a)	1,200	64,584
Macy's, Inc.	7,000	134,050
Nordstrom, Inc.	3,000	110,820
Target Corp. (d)	4,563	235,086
		695,038
Specialty Retail - 2.9%
Aeropostale, Inc. (a)	2,000	70,720
AutoZone, Inc. (a)(d)	750	124,448

	Shares	Value
Best Buy Co., Inc. (d)	4,700	$ 171,550
Gap, Inc. (d)	6,500	139,750
Guess?, Inc. (d)	2,100	85,659
PetSmart, Inc. (d)	4,600	125,212
Rent-A-Center, Inc. (a)	7,951	176,830
Ross Stores, Inc.	3,200	156,512
Signet Jewelers Ltd. (a)	2,500	72,025
Staples, Inc. (d)	3,000	77,280
TJX Companies, Inc.	6,000	249,780
		1,449,766
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	5,050	184,022
NIKE, Inc. Class B	1,700	114,920
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(d)	2,600	79,898
		378,840
TOTAL CONSUMER DISCRETIONARY		5,943,374
CONSUMER STAPLES - 14.4%
Beverages - 3.5%
Coca-Cola Enterprises, Inc.	7,500	191,625
Hansen Natural Corp. (a)	1,600	66,560
PepsiCo, Inc.	12,400	774,628
The Coca-Cola Co.	13,400	706,448
		1,739,261
Food & Staples Retailing - 3.1%
Costco Wholesale Corp. (d)	2,400	146,328
CVS Caremark Corp.	2,218	74,858
Safeway, Inc. (d)	3,200	79,744
Sysco Corp. (d)	1,750	50,575
Wal-Mart Stores, Inc.	18,000	973,260
Walgreen Co. (d)	5,900	207,916
		1,532,681
Food Products - 1.5%
Archer Daniels Midland Co.	6,300	184,968
ConAgra Foods, Inc. (d)	2,660	65,064
Del Monte Foods Co. (d)	10,669	125,041
General Mills, Inc. (d)	2,000	144,020
Lancaster Colony Corp. (d)	4,146	238,561
		757,654
Household Products - 3.5%
Church & Dwight Co., Inc. (d)	2,500	167,950
Colgate-Palmolive Co. (d)	5,100	422,994
Kimberly-Clark Corp.	3,175	192,850
Procter & Gamble Co.	15,100	955,528
		1,739,322
Tobacco - 2.8%
Altria Group, Inc.	13,200	265,584
Lorillard, Inc.	2,500	182,600
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	17,800	$ 871,844
Universal Corp. (d)	1,524	80,848
		1,400,876
TOTAL CONSUMER STAPLES		7,169,794
ENERGY - 5.0%
Energy Equipment & Services - 2.0%
Cameron International Corp. (a)(d)	3,010	123,801
Diamond Offshore Drilling, Inc.	1,000	87,320
Dresser-Rand Group, Inc. (a)(d)	2,500	77,275
National Oilwell Varco, Inc. (d)	5,515	239,737
Noble Corp.	1,700	71,842
Schlumberger Ltd.	6,000	366,600
		966,575
Oil, Gas & Consumable Fuels - 3.0%
Cimarex Energy Co.	1,300	77,688
Exxon Mobil Corp. (d)	10,000	650,000
Occidental Petroleum Corp.	1,500	119,775
Peabody Energy Corp.	4,773	219,415
Southern Union Co. (d)	10,728	256,828
Southwestern Energy Co. (a)	1,535	65,314
Spectra Energy Corp. (d)	5,736	125,045
		1,514,065
TOTAL ENERGY		2,480,640
FINANCIALS - 4.4%
Capital Markets - 0.8%
Charles Schwab Corp. (d)	3,570	65,367
Franklin Resources, Inc. (d)	1,700	172,924
State Street Corp. (d)	3,600	161,676
		399,967
Commercial Banks - 0.9%
Prosperity Bancshares, Inc. (d)	5,986	250,394
Wells Fargo & Co.	6,800	185,912
		436,306
Consumer Finance - 0.3%
American Express Co. (d)	3,400	129,846
Diversified Financial Services - 0.3%
CME Group, Inc.	340	102,575
The NASDAQ Stock Market, Inc. (a)	3,252	60,585
		163,160
Insurance - 0.8%
AFLAC, Inc.	3,200	158,240
American Financial Group, Inc.	3,000	77,610
Prudential Financial, Inc.	675	35,377
The Travelers Companies, Inc.	2,060	108,335
		379,562

	Shares	Value
Real Estate Investment Trusts - 0.8%
Annaly Capital Management, Inc. (d)	13,943	$ 256,272
Public Storage (d)	1,900	156,161
		412,433
Thrifts & Mortgage Finance - 0.5%
Hudson City Bancorp, Inc.	8,900	120,328
New York Community Bancorp, Inc. (d)	8,347	129,295
		249,623
TOTAL FINANCIALS		2,170,897
HEALTH CARE - 15.7%
Biotechnology - 3.0%
Amgen, Inc. (a)	9,700	549,117
Biogen Idec, Inc. (a)	6,017	330,995
Celgene Corp. (a)(d)	2,200	130,944
Genzyme Corp. (a)(d)	915	52,338
Gilead Sciences, Inc. (a)(d)	9,300	442,773
		1,506,167
Health Care Equipment & Supplies - 2.4%
American Medical Systems Holdings, Inc. (a)(d)	5,000	90,600
Baxter International, Inc.	4,426	251,972
Becton, Dickinson & Co.	2,300	179,101
Kinetic Concepts, Inc. (a)(d)	3,500	146,720
Medtronic, Inc.	10,000	434,000
Stryker Corp.	1,830	97,173
		1,199,566
Health Care Providers & Services - 3.2%
AmerisourceBergen Corp. (d)	7,400	207,496
Cardinal Health, Inc.	7,164	243,361
Express Scripts, Inc. (a)(d)	1,500	144,015
Humana, Inc. (a)(d)	3,158	149,468
Laboratory Corp. of America Holdings (a)(d)	2,100	153,951
Medco Health Solutions, Inc. (a)(d)	5,800	366,792
MEDNAX, Inc. (a)	1,250	66,875
UnitedHealth Group, Inc.	3,500	118,510
WellPoint, Inc. (a)	2,450	151,582
		1,602,050
Life Sciences Tools & Services - 1.1%
Bio-Rad Laboratories, Inc. Class A (a)(d)	750	70,043
Life Technologies Corp. (a)(d)	3,280	166,493
Mettler-Toledo International, Inc. (a)(d)	1,300	129,233
Waters Corp. (a)(d)	2,600	155,116
		520,885
Pharmaceuticals - 6.0%
Abbott Laboratories	12,700	689,356
Allergan, Inc.	1,400	81,802
Bristol-Myers Squibb Co.	6,221	152,477
Eli Lilly & Co. (d)	1,496	51,373
Johnson & Johnson	18,800	1,184,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	7,660	$ 282,501
Mylan, Inc. (a)(d)	5,700	121,638
Perrigo Co.	2,500	123,925
Pfizer, Inc.	4,056	71,183
Warner Chilcott PLC (a)	9,236	251,404
		3,010,059
TOTAL HEALTH CARE		7,838,727
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.0%
Cubic Corp.	2,000	68,980
General Dynamics Corp. (d)	1,250	90,688
Honeywell International, Inc. (d)	3,250	130,520
L-3 Communications Holdings, Inc.	1,700	155,414
Lockheed Martin Corp.	2,514	195,489
Northrop Grumman Corp.	1,600	98,016
Precision Castparts Corp.	642	72,386
Raytheon Co. (d)	2,310	129,914
United Technologies Corp.	7,700	528,605
		1,470,012
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. Class B	10,386	610,074
Commercial Services & Supplies - 0.4%
R.R. Donnelley & Sons Co. (d)	3,750	74,588
Waste Management, Inc. (d)	3,200	105,664
		180,252
Construction & Engineering - 0.3%
EMCOR Group, Inc. (a)(d)	4,365	100,482
Shaw Group, Inc. (a)(d)	1,900	65,930
		166,412
Electrical Equipment - 1.1%
Brady Corp. Class A (d)	2,000	56,040
Cooper Industries PLC Class A	2,100	95,256
Emerson Electric Co. (d)	5,000	236,700
Hubbell, Inc. Class B	1,500	70,275
Thomas & Betts Corp. (a)(d)	2,000	72,200
		530,471
Industrial Conglomerates - 1.6%
3M Co.	6,290	504,144
Carlisle Companies, Inc.	3,483	119,467
General Electric Co.	4,000	64,240
Tyco International Ltd.	2,400	86,544
		774,395
Machinery - 1.6%
Caterpillar, Inc. (d)	1,204	68,688
Danaher Corp. (d)	2,200	162,734
Deere & Co.	900	51,570
Dover Corp.	2,700	122,202

	Shares	Value
Gardner Denver, Inc. (d)	1,700	$ 74,137
Illinois Tool Works, Inc. (d)	2,765	125,863
Joy Global, Inc.	2,000	101,600
Oshkosh Co.	2,500	95,300
		802,094
Professional Services - 0.1%
FTI Consulting, Inc. (a)(d)	1,500	55,110
Road & Rail - 0.1%
Union Pacific Corp.	1,117	75,252
TOTAL INDUSTRIALS		4,664,072
INFORMATION TECHNOLOGY - 32.4%
Communications Equipment - 3.6%
3Com Corp. (a)(d)	8,000	61,040
Cisco Systems, Inc. (a)(d)	47,500	1,155,675
Harris Corp. (d)	3,000	135,660
QUALCOMM, Inc.	12,700	465,963
		1,818,338
Computers & Peripherals - 10.0%
Apple, Inc. (a)	7,700	1,575,574
Dell, Inc. (a)	14,500	191,835
EMC Corp. (a)(d)	9,010	157,585
Hewlett-Packard Co.	17,300	878,667
International Business Machines Corp.	11,725	1,490,951
NetApp, Inc. (a)(d)	4,080	122,441
Seagate Technology (d)	7,191	143,173
Teradata Corp. (a)(d)	4,060	123,789
Western Digital Corp. (a)(d)	7,781	300,580
		4,984,595
Electronic Equipment & Components - 1.0%
Benchmark Electronics, Inc. (a)	4,700	93,060
Corning, Inc.	9,200	162,196
Tech Data Corp. (a)	2,900	124,236
Vishay Intertechnology, Inc. (a)(d)	10,000	102,500
		481,992
Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)(d)	4,250	111,775
eBay, Inc. (a)	8,000	184,160
Google, Inc. Class A (a)(d)	2,000	1,053,600
Yahoo!, Inc. (a)	5,500	84,205
		1,433,740
IT Services - 2.5%
Automatic Data Processing, Inc.	6,000	249,660
Cognizant Technology Solutions Corp. Class A (a)	4,000	192,520
Fiserv, Inc. (a)(d)	2,900	139,867
Lender Processing Services, Inc.	3,500	133,630
MasterCard, Inc. Class A (d)	525	117,794
Visa, Inc. Class A	5,000	426,400
		1,259,871
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 4.8%
Altera Corp. (d)	4,246	$ 103,730
Analog Devices, Inc.	2,600	76,024
Broadcom Corp. Class A	6,500	203,580
Cree, Inc. (a)(d)	3,000	203,490
Intel Corp.	29,000	595,370
Linear Technology Corp. (d)	4,000	108,680
Marvell Technology Group Ltd. (a)	12,100	233,772
Microchip Technology, Inc.	4,500	121,770
National Semiconductor Corp. (d)	9,700	140,456
Skyworks Solutions, Inc. (a)(d)	6,750	103,073
Texas Instruments, Inc. (d)	14,400	351,072
Xilinx, Inc. (d)	5,000	129,150
		2,370,167
Software - 7.6%
Adobe Systems, Inc. (a)	1,521	52,703
BMC Software, Inc. (a)	3,250	119,730
CA, Inc. (d)	5,000	112,500
McAfee, Inc. (a)(d)	3,400	134,946
MICROS Systems, Inc. (a)	3,000	90,120
Microsoft Corp.	76,026	2,178,900
Oracle Corp.	37,517	924,794
Sybase, Inc. (a)(d)	2,500	110,975
Symantec Corp. (a)	4,046	66,961
		3,791,629
TOTAL INFORMATION TECHNOLOGY		16,140,332
MATERIALS - 4.2%
Chemicals - 3.1%
Ashland, Inc.	5,479	257,951
Celanese Corp. Class A (d)	2,750	85,773
Eastman Chemical Co.	1,500	89,325
Lubrizol Corp.	3,765	297,473
Monsanto Co.	2,600	183,690
Praxair, Inc.	1,000	75,140
RPM International, Inc.	6,324	121,737
Terra Industries, Inc.	4,000	164,680
Valspar Corp.	2,500	68,400
W.R. Grace & Co. (a)(d)	4,479	129,712
Westlake Chemical Corp. (d)	3,300	66,825
		1,540,706
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A (d)	1,500	62,760
Silgan Holdings, Inc.	1,400	79,954
		142,714

	Shares	Value
Metals & Mining - 0.8%
Freeport-McMoRan Copper & Gold, Inc.	1,800	$ 135,288
Newmont Mining Corp.	1,400	68,992
Reliance Steel & Aluminum Co.	2,250	99,765
Walter Energy, Inc.	1,500	117,855
		421,900
TOTAL MATERIALS		2,105,320
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.6%
CenturyTel, Inc. (d)	4,386	150,308
Frontier Communications Corp.	6,755	52,621
Windstream Corp. (d)	10,510	106,466
		309,395
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	2,000	85,320
TOTAL TELECOMMUNICATION SERVICES		394,715
UTILITIES - 0.5%
Electric Utilities - 0.2%
DPL, Inc. (d)	3,430	91,032
Independent Power Producers & Energy Traders - 0.2%
Constellation Energy Group, Inc.	2,850	99,950
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.	2,915	86,634
TOTAL UTILITIES		277,616
TOTAL COMMON STOCKS (Cost $45,920,396)		49,185,487
U.S. Treasury Obligations - 0.4%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.31% 5/20/10 to 12/16/10 (e) (Cost $209,728)	$ 210,000	209,754
Money Market Funds - 31.9%
	Shares	Value
Dreyfus Cash Management Institutional Shares, 0.10% (b)	345,994	$ 345,994
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	15,520,275	15,520,275
TOTAL MONEY MARKET FUNDS (Cost $15,866,269)		15,866,269
TOTAL INVESTMENT PORTFOLIO - 131.0% (Cost $61,996,393)	65,261,510
NET OTHER ASSETS - (31.0)%	(15,449,055)
NET ASSETS - 100%	$ 49,812,455
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
11 CME E-mini S&P 500 Index Contracts	March 2010	$ 606,870	$ 11,941
The face value of futures purchased as a percentage of net assets - 1.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $209,754.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 7,932
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,943,374	$ 5,943,374	$ -	$ -
Consumer Staples	7,169,794	7,169,794	-	-
Energy	2,480,640	2,480,640	-	-
Financials	2,170,897	2,170,897	-	-
Health Care	7,838,727	7,838,727	-	-
Industrials	4,664,072	4,664,072	-	-
Information Technology	16,140,332	16,140,332	-	-
Materials	2,105,320	2,105,320	-	-
Telecommunication Services	394,715	394,715	-	-
Utilities	277,616	277,616	-	-
U.S. Government and Government Agency Obligations	209,754	-	209,754	-
Money Market Funds	15,866,269	15,866,269	-	-
Total Investments in Securities:	$ 65,261,510	$ 65,051,756	$ 209,754	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 11,941	$ 11,941	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,941	$ -
Total Value of Derivatives	$ 11,941	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $6,901,971 of which $298,456, $3,305,345 and $3,298,170 will expire on February 29, 2016, February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $15,161,539) - See accompanying schedule: Unaffiliated issuers (cost $46,476,118)	$ 49,741,235
Fidelity Central Funds (cost $15,520,275)	15,520,275
Total Investments (cost $61,996,393)		$ 65,261,510
Cash		79
Receivable for investments sold		144,623
Receivable for fund shares sold		41,591
Dividends receivable		82,405
Interest receivable		84
Distributions receivable from Fidelity Central Funds		659
Receivable for daily variation on futures contracts		568
Total assets		65,531,519

Liabilities
Payable for investments purchased	$ 112,437
Payable for fund shares redeemed	68,066
Accrued management fee	12,214
Other affiliated payables	6,072
Collateral on securities loaned, at value	15,520,275
Total liabilities		15,719,064

Net Assets		$ 49,812,455
Net Assets consist of:
Paid in capital		$ 53,401,936
Undistributed net investment income		87,888
Accumulated undistributed net realized gain (loss) on investments		(6,954,427)
Net unrealized appreciation (depreciation) on investments		3,277,058
Net Assets, for 5,900,022 shares outstanding		$ 49,812,455
Net Asset Value, offering price and redemption price per share ($49,812,455 ÷ 5,900,022 shares)		$ 8.44

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 708,646
Interest		6,013
Income from Fidelity Central Funds		7,932
Total income		722,591

Expenses
Management fee	$ 114,759
Transfer agent fees	58,252
Independent trustees' compensation	1,745
Total expenses		174,756
Net investment income (loss)		547,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,185,044)
Futures contracts	341,672
Total net realized gain (loss)		(1,843,372)
Change in net unrealized appreciation (depreciation) on: Investment securities	15,199,835
Futures contracts	71,129
Total change in net unrealized appreciation (depreciation)		15,270,964
Net gain (loss)		13,427,592
Net increase (decrease) in net assets resulting from operations		$ 13,975,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 547,835	$ 344,006
Net realized gain (loss)	(1,843,372)	(4,362,634)
Change in net unrealized appreciation (depreciation)	15,270,964	(8,733,972)
Net increase (decrease) in net assets resulting from operations	13,975,427	(12,752,600)
Distributions to shareholders from net investment income	(510,338)	(325,592)
Share transactions Proceeds from sales of shares	31,875,934	19,969,543
Reinvestment of distributions	480,740	301,227
Cost of shares redeemed	(18,113,385)	(20,030,860)
Net increase (decrease) in net assets resulting from share transactions	14,243,289	239,910
Total increase (decrease) in net assets	27,708,378	(12,838,282)

Net Assets
Beginning of period	22,104,077	34,942,359
End of period (including undistributed net investment income of $87,888 and undistributed net investment income of $49,506, respectively)	$ 49,812,455	$ 22,104,077
Other Information Shares
Sold	4,324,048	2,718,349
Issued in reinvestment of distributions	59,401	46,905
Redeemed	(2,428,399)	(2,598,700)
Net increase (decrease)	1,955,050	166,554

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 5.60	$ 9.25	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.09	.08
Net realized and unrealized gain (loss)	2.83	(3.65)	(.78)
Total from investment operations	2.94	(3.56)	(.70)
Distributions from net investment income	(.10)	(.09)	(.05)
Net asset value, end of period	$ 8.44	$ 5.60	$ 9.25
Total Return B, C	52.50%	(38.61)%	(7.05)%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45%	.45% A
Expenses net of fee waivers, if any	.45%	.45%	.45% A
Expenses net of all reductions	.45%	.45%	.45% A
Net investment income (loss)	1.42%	1.14%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,812	$ 22,104	$ 34,942
Portfolio turnover rate F	81%	86%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 19, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity Large Cap Value Enhanced Index Fund	48.83%	-11.28%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Value Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000 Value Index performed over the same period.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jeffrey Adams, who oversees the Fidelity® Large Cap Value Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year, the fund gained 48.83%, significantly trailing the 56.50% return of the Russell 1000® Value Index. While no single stock was an exceptionally large detractor, the combined effect of a number of modest laggards caused the fund to trail its benchmark by a wide margin. We had poor results in the financials sector. Much of the underperformance there came from unfavorable positioning within diversified financials. Consumer discretionary and industrials - specifically consumer services and capital goods stocks, respectively - also were significant sources of weakness. More-modest positive results were provided by underweighting utilities. On an individual basis, weak quarterly earnings and lower profit margins hurt Knight Capital Group, a provider of financial-trading services. Private post-secondary-education company ITT Educational Services also lagged, as investors considered how a potential change in financial aid lending practices would affect the company. Owning furniture-rental company Rent-A-Center and credit card processing company Discover Financial Services at inopportune times hampered our results, as we failed to capture their strong gains during the year. The fund also was hurt by an underweighting in Ford, the U.S. automaker whose shares rallied sharply off a multi-year low in late 2008. On the positive side, real estate investment trust (REIT) HRPT Properties Trust bounced back early in the period, reflecting the snapback in the entire real estate sector. Coca-Cola Enterprises soared in late February after agreeing to sell its North American bottling business to The Coca-Cola Company. Semiconductor manufacturer Vishay Intertechnology also contributed. Some of the stocks mentioned were not found in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.4	4.9
General Electric Co.	3.3	3.0
AT&T, Inc.	3.1	3.3
JPMorgan Chase & Co.	3.0	3.4
Pfizer, Inc.	2.7	2.2
Chevron Corp.	2.4	2.7
Bank of America Corp.	2.4	3.0
Wells Fargo & Co.	2.3	2.5
Goldman Sachs Group, Inc.	1.7	1.7
Occidental Petroleum Corp.	1.3	1.3
	26.6
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	25.5
Energy	18.6	17.5
Consumer Discretionary	11.6	9.9
Industrials	11.0	8.3
Health Care	9.4	8.8
Information Technology	5.9	6.3
Utilities	5.1	5.8
Telecommunication Services	4.8	5.7
Consumer Staples	4.7	5.5
Materials	4.3	4.4

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.7%
Autoliv, Inc. (d)	5,642	$ 251,690
Johnson Controls, Inc.	3,800	118,180
TRW Automotive Holdings Corp. (a)(d)	4,888	131,341
		501,211
Automobiles - 1.2%
Ford Motor Co. (a)(d)	68,566	804,965
Diversified Consumer Services - 0.5%
Corinthian Colleges, Inc. (a)(d)	20,889	338,820
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	12,853	232,768
McDonald's Corp.	1,073	68,511
The Cheesecake Factory, Inc. (a)(d)	4,926	116,500
		417,779
Household Durables - 1.1%
Garmin Ltd. (d)	2,070	66,137
Jarden Corp.	8,217	263,437
Leggett & Platt, Inc. (d)	12,889	244,247
Tempur-Pedic International, Inc. (a)(d)	7,435	211,154
		784,975
Internet & Catalog Retail - 0.1%
Liberty Media Corp. Interactive Series A (a)	6,072	76,446
Media - 4.9%
CBS Corp. Class B	13,699	177,950
Comcast Corp. Class A	35,177	578,310
DIRECTV (a)	4,400	148,940
Gannett Co., Inc. (d)	25,734	389,870
John Wiley & Sons, Inc. Class A (d)	4,790	201,084
News Corp. Class A	28,501	381,058
The Walt Disney Co. (d)	23,655	738,982
Time Warner Cable, Inc.	1,464	68,354
Time Warner, Inc.	15,935	462,752
Viacom, Inc. Class B (non-vtg.) (a)	7,019	208,113
		3,355,413
Multiline Retail - 0.4%
Macy's, Inc.	14,963	286,541
Specialty Retail - 1.8%
Gap, Inc. (d)	4,302	92,493
Home Depot, Inc.	21,011	655,543
Lowe's Companies, Inc.	4,440	105,272
Rent-A-Center, Inc. (a)(d)	7,355	163,575
Sally Beauty Holdings, Inc. (a)(d)	23,231	190,262
		1,207,145

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.3%
Carter's, Inc. (a)(d)	3,935	$ 112,777
Jones Apparel Group, Inc.	7,375	124,343
		237,120
TOTAL CONSUMER DISCRETIONARY		8,010,415
CONSUMER STAPLES - 4.7%
Beverages - 0.8%
Coca-Cola Enterprises, Inc.	12,941	330,643
The Coca-Cola Co.	4,226	222,795
		553,438
Food & Staples Retailing - 0.6%
CVS Caremark Corp.	8,057	271,924
SUPERVALU, Inc.	8,019	122,450
		394,374
Food Products - 2.1%
Del Monte Foods Co. (d)	19,235	225,434
General Mills, Inc. (d)	2,902	208,973
Kraft Foods, Inc. Class A	21,545	612,524
Tyson Foods, Inc. Class A	23,550	401,292
		1,448,223
Household Products - 1.1%
Procter & Gamble Co.	12,503	791,190
Personal Products - 0.1%
Herbalife Ltd.	1,708	68,405
TOTAL CONSUMER STAPLES		3,255,630
ENERGY - 18.6%
Energy Equipment & Services - 3.7%
Baker Hughes, Inc.	1,422	68,142
Cal Dive International, Inc. (a)	13,916	98,108
Cameron International Corp. (a)	6,760	278,039
FMC Technologies, Inc. (a)(d)	1,500	84,255
Halliburton Co.	6,972	210,206
National Oilwell Varco, Inc. (d)	12,302	534,768
Oil States International, Inc. (a)(d)	10,120	435,362
Patterson-UTI Energy, Inc.	4,308	66,516
RPC, Inc. (d)	13,393	165,537
Schlumberger Ltd.	9,388	573,607
		2,514,540
Oil, Gas & Consumable Fuels - 14.9%
Anadarko Petroleum Corp.	6,252	438,453
Apache Corp.	4,939	511,878
Berry Petroleum Co. Class A (d)	6,000	160,800
Chesapeake Energy Corp. (d)	5,636	149,749
Chevron Corp.	23,296	1,684,301
Cimarex Energy Co.	2,800	167,328
ConocoPhillips	18,341	880,368
Devon Energy Corp.	5,456	375,700
EOG Resources, Inc.	1,400	131,670
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp. (d)	46,385	$ 3,015,023
Hess Corp.	1,132	66,562
Marathon Oil Corp.	3,831	110,907
Newfield Exploration Co. (a)(d)	1,271	64,910
Occidental Petroleum Corp.	11,618	927,697
Peabody Energy Corp.	7,438	341,925
Southern Union Co. (d)	14,373	344,090
Spectra Energy Corp. (d)	18,290	398,722
World Fuel Services Corp. (d)	9,550	252,311
XTO Energy, Inc.	6,172	282,060
		10,304,454
TOTAL ENERGY		12,818,994
FINANCIALS - 23.3%
Capital Markets - 3.1%
Ameriprise Financial, Inc.	3,000	120,090
Bank of New York Mellon Corp.	6,069	173,088
Franklin Resources, Inc. (d)	2,510	255,317
Goldman Sachs Group, Inc.	7,649	1,195,921
Morgan Stanley	9,635	271,514
Raymond James Financial, Inc.	3,849	99,535
State Street Corp. (d)	1,349	60,584
		2,176,049
Commercial Banks - 5.4%
BB&T Corp. (d)	4,534	129,355
International Bancshares Corp. (d)	10,064	213,357
M&T Bank Corp. (d)	1,300	100,659
PNC Financial Services Group, Inc. (d)	12,085	649,690
Prosperity Bancshares, Inc. (d)	8,765	366,640
U.S. Bancorp, Delaware	28,386	698,579
Wells Fargo & Co.	56,905	1,555,783
		3,714,063
Consumer Finance - 1.1%
American Express Co. (d)	11,402	435,442
Capital One Financial Corp.	5,913	223,216
Discover Financial Services	7,918	108,081
		766,739
Diversified Financial Services - 7.1%
Bank of America Corp.	100,258	1,670,298
Citigroup, Inc.	185,021	629,071
CME Group, Inc.	408	123,090
JPMorgan Chase & Co.	49,605	2,081,922
NYSE Euronext	15,477	408,283
		4,912,664
Insurance - 3.9%
ACE Ltd.	2,868	143,371
Allstate Corp.	4,033	126,031

	Shares	Value
American Financial Group, Inc.	11,408	$ 295,125
Aspen Insurance Holdings Ltd.	2,969	83,904
Axis Capital Holdings Ltd. (d)	12,155	382,275
MetLife, Inc.	6,799	247,416
PartnerRe Ltd.	4,450	354,265
Prudential Financial, Inc. (d)	1,459	76,466
The Chubb Corp.	2,104	106,168
The Travelers Companies, Inc.	5,982	314,593
Transatlantic Holdings, Inc.	3,621	179,964
Unitrin, Inc.	4,020	97,123
Unum Group (d)	13,459	280,082
		2,686,783
Real Estate Investment Trusts - 2.1%
Annaly Capital Management, Inc. (d)	24,362	447,774
Hospitality Properties Trust (SBI) (d)	8,665	190,370
HRPT Properties Trust (SBI) (d)	43,333	304,198
Omega Healthcare Investors, Inc. (d)	8,595	163,047
Plum Creek Timber Co., Inc.	5,734	204,876
Public Storage (d)	981	80,628
Simon Property Group, Inc. (d)	1,095	85,728
		1,476,621
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	8,686	117,435
New York Community Bancorp, Inc. (d)	17,055	264,182
		381,617
TOTAL FINANCIALS		16,114,536
HEALTH CARE - 9.4%
Health Care Equipment & Supplies - 0.6%
American Medical Systems Holdings, Inc. (a)(d)	4,218	76,430
CareFusion Corp. (a)(d)	9,538	240,739
Kinetic Concepts, Inc. (a)(d)	2,500	104,800
		421,969
Health Care Providers & Services - 2.6%
Cardinal Health, Inc.	12,800	434,816
Health Management Associates, Inc. Class A (a)(d)	9,171	66,857
Humana, Inc. (a)(d)	5,074	240,152
Lincare Holdings, Inc. (a)(d)	3,812	153,090
UnitedHealth Group, Inc.	16,074	544,266
WellPoint, Inc. (a)	5,952	368,250
		1,807,431
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)(d)	3,200	156,064
Pharmaceuticals - 5.9%
Bristol-Myers Squibb Co.	4,446	108,971
Eli Lilly & Co. (d)	2,865	98,384
Forest Laboratories, Inc. (a)	6,686	199,778
Johnson & Johnson	10,160	640,080
Merck & Co., Inc.	20,257	747,078
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	105,798	$ 1,856,755
Warner Chilcott PLC (a)	12,770	347,599
Watson Pharmaceuticals, Inc. (a)(d)	1,970	78,386
		4,077,031
TOTAL HEALTH CARE		6,462,495
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.4%
General Dynamics Corp. (d)	4,475	324,661
ITT Corp.	6,300	322,749
L-3 Communications Holdings, Inc.	2,827	258,444
Northrop Grumman Corp.	2,988	183,045
Raytheon Co. (d)	5,187	291,717
The Boeing Co. (d)	4,284	270,577
		1,651,193
Air Freight & Logistics - 0.6%
FedEx Corp.	2,732	231,564
United Parcel Service, Inc. Class B	2,942	172,813
		404,377
Airlines - 0.2%
SkyWest, Inc.	9,195	135,718
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co. (d)	9,877	196,454
Construction & Engineering - 0.2%
EMCOR Group, Inc. (a)(d)	6,480	149,170
Electrical Equipment - 1.5%
Cooper Industries PLC Class A	4,475	202,986
EnerSys (a)(d)	7,000	159,530
Regal-Beloit Corp.	5,943	335,304
Thomas & Betts Corp. (a)(d)	9,615	347,102
		1,044,922
Industrial Conglomerates - 3.9%
Carlisle Companies, Inc.	6,600	226,380
General Electric Co.	141,070	2,265,584
Tyco International Ltd.	4,901	176,730
		2,668,694
Machinery - 1.4%
Caterpillar, Inc. (d)	4,000	228,200
Deere & Co. (d)	3,956	226,679
Dover Corp.	4,966	224,761
Illinois Tool Works, Inc. (d)	4,115	187,315
Parker Hannifin Corp.	2,000	120,620
		987,575
Road & Rail - 0.5%
CSX Corp.	3,924	186,233

	Shares	Value
Norfolk Southern Corp.	1,364	$ 70,151
Union Pacific Corp.	1,070	72,086
		328,470
TOTAL INDUSTRIALS		7,566,573
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)(d)	7,297	177,536
Harris Corp. (d)	1,768	79,949
Motorola, Inc. (a)(d)	9,248	62,516
		320,001
Computers & Peripherals - 1.3%
EMC Corp. (a)(d)	19,858	347,316
Hewlett-Packard Co.	7,369	374,272
International Business Machines Corp.	1,041	132,374
Western Digital Corp. (a)(d)	1,693	65,401
		919,363
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	2,507	70,722
Tech Data Corp. (a)	6,506	278,717
Vishay Intertechnology, Inc. (a)(d)	38,587	395,517
		744,956
Internet Software & Services - 0.2%
eBay, Inc. (a)	7,100	163,442
IT Services - 0.4%
Broadridge Financial Solutions, Inc.	3,087	64,950
Computer Sciences Corp. (a)	4,215	218,295
		283,245
Office Electronics - 0.4%
Xerox Corp.	28,273	264,918
Semiconductors & Semiconductor Equipment - 1.7%
Applied Materials, Inc.	6,673	81,678
Intel Corp.	27,945	573,711
Intersil Corp. Class A	6,797	100,867
Marvell Technology Group Ltd. (a)	7,995	154,463
Texas Instruments, Inc. (d)	11,163	272,154
		1,182,873
Software - 0.3%
Microsoft Corp.	6,302	180,615
TOTAL INFORMATION TECHNOLOGY		4,059,413
MATERIALS - 4.3%
Chemicals - 2.1%
Ashland, Inc.	8,410	395,943
Cabot Corp.	7,997	232,393
Dow Chemical Co.	6,667	188,743
E.I. du Pont de Nemours & Co. (d)	4,246	143,175
Lubrizol Corp. (d)	4,592	362,814
OM Group, Inc. (a)(d)	4,795	165,044
		1,488,112
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A (d)	2,989	$ 125,060
Metals & Mining - 0.8%
Freeport-McMoRan Copper & Gold, Inc.	2,409	181,060
Reliance Steel & Aluminum Co.	3,533	156,653
Walter Energy, Inc.	2,500	196,425
		534,138
Paper & Forest Products - 1.2%
Domtar Corp. (a)	6,428	335,992
International Paper Co.	19,936	461,917
		797,909
TOTAL MATERIALS		2,945,219
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.6%
AT&T, Inc. (d)	84,996	2,108,751
CenturyTel, Inc.	4,233	145,065
Qwest Communications International, Inc.	18,000	82,080
Verizon Communications, Inc. (d)	29,868	864,081
		3,199,977
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)(d)	35,485	118,165
TOTAL TELECOMMUNICATION SERVICES		3,318,142
UTILITIES - 5.1%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	3,870	130,109
DPL, Inc.	7,633	202,580
Duke Energy Corp.	5,680	92,868
Entergy Corp.	857	65,106
Exelon Corp.	7,864	340,511
FirstEnergy Corp. (d)	2,100	81,165
FPL Group, Inc.	1,457	67,561
Progress Energy, Inc. (d)	2,943	112,687
Southern Co. (d)	3,584	113,864
		1,206,451
Gas Utilities - 0.3%
Energen Corp. (d)	4,030	183,204
Independent Power Producers & Energy Traders - 0.9%
Constellation Energy Group, Inc.	10,615	372,268
Mirant Corp. (a)(d)	7,431	93,482
NRG Energy, Inc. (a)	9,030	197,215
		662,965
Multi-Utilities - 2.2%
CMS Energy Corp. (d)	10,729	163,832
Consolidated Edison, Inc. (d)	1,782	76,181

	Shares	Value
Dominion Resources, Inc.	10,907	$ 414,357
DTE Energy Co.	10,505	456,127
PG&E Corp.	3,177	133,180
Public Service Enterprise Group, Inc.	3,800	112,936
Sempra Energy	3,051	150,018
		1,506,631
TOTAL UTILITIES		3,559,251
TOTAL COMMON STOCKS (Cost $65,304,052)		68,110,668
Investment Companies - 0.0%

Ares Capital Corp. (Cost $33,360)	2,503	32,714
U.S. Treasury Obligations - 0.4%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.42% 5/6/10 to 12/16/10 (e) (Cost $299,416)	$ 300,000	299,627
Money Market Funds - 30.8%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (b)	448,968	448,968
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	20,796,311	20,796,311
TOTAL MONEY MARKET FUNDS (Cost $21,245,279)		21,245,279
TOTAL INVESTMENT PORTFOLIO - 129.9% (Cost $86,882,107)	89,688,288
NET OTHER ASSETS - (29.9)%	(20,663,960)
NET ASSETS - 100%	$ 69,024,328
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
16 CME E-mini S&P 500 Index Contracts	March 2010	$ 882,720	$ 12,113

The face value of futures purchased as a percentage of net assets - 1.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,627.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 93,010
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,010,415	$ 8,010,415	$ -	$ -
Consumer Staples	3,255,630	3,255,630	-	-
Energy	12,818,994	12,818,994	-	-
Financials	16,114,536	16,114,536	-	-
Health Care	6,462,495	6,462,495	-	-
Industrials	7,566,573	7,566,573	-	-
Information Technology	4,059,413	4,059,413	-	-
Materials	2,945,219	2,945,219	-	-
Telecommunication Services	3,318,142	3,318,142	-	-
Utilities	3,559,251	3,559,251	-	-
Investment Companies	32,714	32,714	-	-
U.S. Government and Government Agency Obligations	299,627	-	299,627	-
Money Market Funds	21,245,279	21,245,279	-	-
Total Investments in Securities:	$ 89,688,288	$ 89,388,661	$ 299,627	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 12,113	$ 12,113	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 12,113	$ -
Total Value of Derivatives	$ 12,113	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $1,786,223 all of which will expire February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $20,341,437) - See accompanying schedule: Unaffiliated issuers (cost $66,085,796)	$ 68,891,977
Fidelity Central Funds (cost $20,796,311)	20,796,311
Total Investments (cost $86,882,107)		$ 89,688,288
Receivable for fund shares sold		129,754
Dividends receivable		156,931
Interest receivable		114
Distributions receivable from Fidelity Central Funds		976
Receivable for daily variation on futures contracts		843
Total assets		89,976,906

Liabilities
Payable for fund shares redeemed	$ 130,855
Accrued management fee	16,965
Other affiliated payables	8,447
Collateral on securities loaned, at value	20,796,311
Total liabilities		20,952,578

Net Assets		$ 69,024,328
Net Assets consist of:
Paid in capital		$ 68,025,134
Undistributed net investment income		203,537
Accumulated undistributed net realized gain (loss) on investments		(2,022,637)
Net unrealized appreciation (depreciation) on investments		2,818,294
Net Assets, for 10,307,133 shares outstanding		$ 69,024,328
Net Asset Value, offering price and redemption price per share ($69,024,328 ÷ 10,307,133 shares)		$ 6.70

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 1,508,674
Interest		8,276
Income from Fidelity Central Funds		93,010
Total income		1,609,960

Expenses
Management fee	$ 186,326
Transfer agent fees	94,582
Independent trustees' compensation	2,840
Interest	139
Total expenses before reductions	283,887
Expense reductions	(9)	283,878
Net investment income (loss)		1,326,082
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,993,563
Futures contracts	453,569
Total net realized gain (loss)		3,447,132
Change in net unrealized appreciation (depreciation) on: Investment securities	17,313,065
Futures contracts	49,869
Total change in net unrealized appreciation (depreciation)		17,362,934
Net gain (loss)		20,810,066
Net increase (decrease) in net assets resulting from operations		$ 22,136,148

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,326,082	$ 740,208
Net realized gain (loss)	3,447,132	(4,640,909)
Change in net unrealized appreciation (depreciation)	17,362,934	(11,545,005)
Net increase (decrease) in net assets resulting from operations	22,136,148	(15,445,706)
Distributions to shareholders from net investment income	(1,285,327)	(635,673)
Share transactions Proceeds from sales of shares	60,558,743	31,493,760
Reinvestment of distributions	1,254,502	592,446
Cost of shares redeemed	(33,801,530)	(20,222,512)
Net increase (decrease) in net assets resulting from share transactions	28,011,715	11,863,694
Total increase (decrease) in net assets	48,862,536	(4,217,685)

Net Assets
Beginning of period	20,161,792	24,379,477
End of period (including undistributed net investment income of $203,537 and undistributed net investment income of $174,116, respectively)	$ 69,024,328	$ 20,161,792
Other Information Shares
Sold	11,338,883	4,645,514
Issued in reinvestment of distributions	197,134	98,582
Redeemed	(5,617,182)	(3,162,980)
Net increase (decrease)	5,918,835	1,581,116

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 4.59	$ 8.68	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.20	.18
Net realized and unrealized gain (loss)	2.11	(4.14)	(1.37)
Total from investment operations	2.24	(3.94)	(1.19)
Distributions from net investment income	(.13)	(.15)	(.13)
Net asset value, end of period	$ 6.70	$ 4.59	$ 8.68
Total Return B, C	48.83%	(45.82)%	(12.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45%	.45% A
Expenses net of fee waivers, if any	.45%	.45%	.45% A
Expenses net of all reductions	.45%	.45%	.45% A
Net investment income (loss)	2.11%	2.81%	2.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,024	$ 20,162	$ 24,379
Portfolio turnover rate F	174%	117%	65% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 19, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity Large Cap Core Enhanced Index Fund	48.52%	-7.38%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Core Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jeffrey Adams, who oversees the Fidelity® Large Cap Core Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year, the fund gained 48.52%, trailing the S&P 500. We were underweighted in consumer discretionary stocks, which hampered results. Weak security selection in this group also hurt. The financials sector was another area of underperformance - favorable stock picking in the real estate group was outweighed by poor positioning among diversified financials. Security selection also was disappointing in information technology, especially among hardware/equipment names. In contrast, the only group that aided results was utilities, where stock selection and an underweighting added value. On an individual basis, for-profit education company Apollo Group, the fund's biggest detractor, faced several concerns, most notably higher-than-expected bad-debt expense. Weak quarterly earnings and lower profit margins hurt Knight Capital Group, a provider of financial-trading services. Owning furniture-rental company Rent-A-Center and steel manufacturer United States Steel at inopportune times hampered our results, as we failed to capture their strong gains during the year. Energy giant Exxon Mobil detracted, as did automaker Ford, a strong performer in which we were underweighted. On the positive side, healthy earnings boosted shares of insurance company Aflac and WMS Industries, a manufacturer of gaming machines and lottery terminals. Coca-Cola Enterprises soared in late February after agreeing to sell its North American bottling business to The Coca-Cola Company. Of final note, chemical manufacturer Celanese outperformed. Some of the stocks mentioned were not found in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.9
Microsoft Corp.	2.7	2.1
International Business Machines Corp.	2.1	2.1
General Electric Co.	2.0	1.7
Procter & Gamble Co.	2.0	1.7
Johnson & Johnson	1.9	2.0
AT&T, Inc.	1.9	1.7
Apple, Inc.	1.9	2.0
JPMorgan Chase & Co.	1.8	1.8
Cisco Systems, Inc.	1.6	1.9
	21.1
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.9	20.0
Financials	15.0	15.6
Health Care	12.2	13.2
Energy	11.7	11.3
Consumer Staples	10.5	11.2
Consumer Discretionary	10.4	8.6
Industrials	10.3	9.0
Materials	3.5	4.2
Telecommunication Services	2.9	3.3
Utilities	1.8	2.8

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.4%
Autoliv, Inc. (d)	31,776	$ 1,417,527
Johnson Controls, Inc.	68,000	2,114,800
		3,532,327
Automobiles - 0.4%
Ford Motor Co. (a)(d)	323,144	3,793,711
Diversified Consumer Services - 0.6%
Corinthian Colleges, Inc. (a)(d)	336,819	5,463,204
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc.	275,723	4,993,344
Darden Restaurants, Inc.	50,000	2,027,500
McDonald's Corp.	149,958	9,574,818
The Cheesecake Factory, Inc. (a)(d)	76,036	1,798,251
		18,393,913
Household Durables - 1.0%
Jarden Corp. (d)	96,651	3,098,631
Leggett & Platt, Inc. (d)	240,000	4,548,000
Tempur-Pedic International, Inc. (a)(d)	96,412	2,738,101
		10,384,732
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. (a)	20,235	2,395,824
Media - 3.1%
Comcast Corp. Class A	339,897	5,587,907
DIRECTV (a)	52,000	1,760,200
Gannett Co., Inc. (d)	362,004	5,484,361
John Wiley & Sons, Inc. Class A (d)	74,948	3,146,317
News Corp. Class A	230,000	3,075,100
The Walt Disney Co. (d)	194,967	6,090,769
Time Warner, Inc.	137,808	4,001,944
Viacom, Inc. Class B (non-vtg.) (a)	62,627	1,856,891
		31,003,489
Multiline Retail - 0.8%
Macy's, Inc.	194,408	3,722,913
Target Corp. (d)	85,596	4,409,906
		8,132,819
Specialty Retail - 1.8%
Gap, Inc. (d)	124,382	2,674,213
Home Depot, Inc.	192,927	6,019,322
Lowe's Companies, Inc.	60,430	1,432,795
Rent-A-Center, Inc. (a)	112,316	2,497,908
Ross Stores, Inc. (d)	49,554	2,423,686
Sally Beauty Holdings, Inc. (a)(d)	368,528	3,018,244
		18,066,168
Textiles, Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc.	121,518	2,048,793
NIKE, Inc. Class B	16,060	1,085,656
		3,134,449
TOTAL CONSUMER DISCRETIONARY		104,300,636

	Shares	Value
CONSUMER STAPLES - 10.5%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	233,053	$ 5,954,504
Dr Pepper Snapple Group, Inc.	108,849	3,455,956
PepsiCo, Inc.	126,849	7,924,257
The Coca-Cola Co.	209,240	11,031,133
		28,365,850
Food & Staples Retailing - 1.8%
Costco Wholesale Corp. (d)	16,568	1,010,151
CVS Caremark Corp.	66,663	2,249,876
Wal-Mart Stores, Inc.	244,155	13,201,461
Walgreen Co. (d)	49,120	1,730,989
		18,192,477
Food Products - 1.6%
Del Monte Foods Co. (d)	223,965	2,624,870
General Mills, Inc. (d)	37,059	2,668,619
H.J. Heinz Co. (d)	100,317	4,604,550
Hershey Co.	61,005	2,425,559
Kraft Foods, Inc. Class A	117,628	3,344,164
		15,667,762
Household Products - 3.0%
Colgate-Palmolive Co. (d)	81,087	6,725,356
Kimberly-Clark Corp.	42,151	2,560,252
Procter & Gamble Co.	323,482	20,469,941
		29,755,549
Personal Products - 0.1%
Herbalife Ltd.	39,384	1,577,329
Tobacco - 1.2%
Altria Group, Inc.	109,981	2,212,818
Philip Morris International, Inc.	199,656	9,779,151
		11,991,969
TOTAL CONSUMER STAPLES		105,550,936
ENERGY - 11.7%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)(d)	130,450	5,365,409
FMC Technologies, Inc. (a)(d)	39,196	2,201,639
Halliburton Co.	38,245	1,153,087
National Oilwell Varco, Inc. (d)	131,614	5,721,261
Oil States International, Inc. (a)(d)	76,032	3,270,897
Schlumberger Ltd.	158,493	9,683,922
		27,396,215
Oil, Gas & Consumable Fuels - 9.0%
Anadarko Petroleum Corp.	35,493	2,489,124
Apache Corp.	37,648	3,901,839
Chevron Corp.	194,104	14,033,719
Cimarex Energy Co.	26,000	1,553,760
ConocoPhillips	147,100	7,060,800
Devon Energy Corp.	38,277	2,635,754
Exxon Mobil Corp. (d)	491,579	31,952,637
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	124,009	$ 9,902,119
Peabody Energy Corp.	134,924	6,202,456
Spectra Energy Corp. (d)	212,116	4,624,129
World Fuel Services Corp. (d)	128,185	3,386,648
XTO Energy, Inc.	46,599	2,129,574
		89,872,559
TOTAL ENERGY		117,268,774
FINANCIALS - 15.0%
Capital Markets - 2.3%
Ameriprise Financial, Inc.	25,000	1,000,750
Bank of New York Mellon Corp.	75,125	2,142,565
Franklin Resources, Inc. (d)	17,129	1,742,362
Goldman Sachs Group, Inc.	70,031	10,949,347
Morgan Stanley	72,833	2,052,434
Raymond James Financial, Inc. (d)	97,514	2,521,712
State Street Corp. (d)	30,213	1,356,866
T. Rowe Price Group, Inc.	28,555	1,447,453
		23,213,489
Commercial Banks - 3.6%
International Bancshares Corp. (d)	133,141	2,822,589
PNC Financial Services Group, Inc. (d)	146,611	7,881,807
Prosperity Bancshares, Inc. (d)	115,727	4,840,860
U.S. Bancorp, Delaware	170,352	4,192,363
Wells Fargo & Co.	606,891	16,592,400
		36,330,019
Consumer Finance - 0.8%
American Express Co. (d)	157,043	5,997,472
Capital One Financial Corp.	57,991	2,189,160
		8,186,632
Diversified Financial Services - 3.9%
Bank of America Corp.	956,014	15,927,193
Citigroup, Inc.	1,515,779	5,153,649
JPMorgan Chase & Co.	445,356	18,691,591
		39,772,433
Insurance - 2.9%
AFLAC, Inc.	49,181	2,432,000
Axis Capital Holdings Ltd. (d)	161,481	5,078,577
Berkshire Hathaway, Inc. Class B (a)(d)	167,500	13,421,775
MetLife, Inc.	42,176	1,534,785
PartnerRe Ltd.	19,011	1,513,466
Prudential Financial, Inc. (d)	17,944	940,445
The Travelers Companies, Inc.	44,199	2,324,425
Transatlantic Holdings, Inc.	38,243	1,900,677
		29,146,150
Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc. (d)	279,412	5,135,593
HRPT Properties Trust (SBI) (d)	310,601	2,180,419

	Shares	Value
Omega Healthcare Investors, Inc. (d)	76,677	$ 1,454,563
Plum Creek Timber Co., Inc. (d)	85,272	3,046,769
		11,817,344
Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc. (d)	182,146	2,821,442
TOTAL FINANCIALS		151,287,509
HEALTH CARE - 12.2%
Biotechnology - 1.5%
Amgen, Inc. (a)	105,968	5,998,848
Biogen Idec, Inc. (a)(d)	48,095	2,645,706
Celgene Corp. (a)	17,264	1,027,553
Gilead Sciences, Inc. (a)(d)	119,721	5,699,917
		15,372,024
Health Care Equipment & Supplies - 1.5%
American Medical Systems Holdings, Inc. (a)(d)	63,984	1,159,390
Baxter International, Inc.	37,699	2,146,204
CareFusion Corp. (a)(d)	142,839	3,605,256
Hospira, Inc. (a)(d)	39,995	2,092,938
Kinetic Concepts, Inc. (a)(d)	35,205	1,475,794
Medtronic, Inc.	89,551	3,886,513
		14,366,095
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	171,110	5,812,607
Humana, Inc. (a)(d)	75,363	3,566,931
Medco Health Solutions, Inc. (a)(d)	20,142	1,273,780
UnitedHealth Group, Inc.	121,220	4,104,509
WellPoint, Inc. (a)	71,924	4,449,938
		19,207,765
Life Sciences Tools & Services - 0.5%
Mettler-Toledo International, Inc. (a)(d)	13,620	1,353,964
Thermo Fisher Scientific, Inc. (a)(d)	54,678	2,666,646
Waters Corp. (a)(d)	21,123	1,260,198
		5,280,808
Pharmaceuticals - 6.8%
Abbott Laboratories	220,903	11,990,615
Bristol-Myers Squibb Co.	108,622	2,662,325
Eli Lilly & Co. (d)	52,578	1,805,529
Forest Laboratories, Inc. (a)(d)	74,162	2,215,961
Johnson & Johnson	304,265	19,168,695
Merck & Co., Inc.	259,713	9,578,215
Pfizer, Inc.	792,908	13,915,535
Warner Chilcott PLC (a)	180,386	4,910,107
Watson Pharmaceuticals, Inc. (a)(d)	55,095	2,192,230
		68,439,212
TOTAL HEALTH CARE		122,665,904
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.3%
Aerospace & Defense - 3.5%
General Dynamics Corp. (d)	69,143	$ 5,016,325
Honeywell International, Inc. (d)	25,941	1,041,791
ITT Corp.	79,878	4,092,150
L-3 Communications Holdings, Inc.	49,656	4,539,552
Lockheed Martin Corp.	7,689	597,897
Northrop Grumman Corp.	63,758	3,905,815
Raytheon Co. (d)	109,485	6,157,436
The Boeing Co. (d)	30,245	1,910,274
United Technologies Corp.	118,060	8,104,819
		35,366,059
Air Freight & Logistics - 1.0%
FedEx Corp.	18,045	1,529,494
United Parcel Service, Inc. Class B	148,545	8,725,533
		10,255,027
Electrical Equipment - 0.9%
Emerson Electric Co. (d)	28,268	1,338,207
EnerSys (a)(d)	54,827	1,249,507
Hubbell, Inc. Class B	29,941	1,402,736
Thomas & Betts Corp. (a)(d)	130,000	4,693,000
		8,683,450
Industrial Conglomerates - 2.8%
3M Co.	58,156	4,661,203
Carlisle Companies, Inc.	90,321	3,098,010
General Electric Co.	1,291,425	20,740,286
		28,499,499
Machinery - 1.9%
Caterpillar, Inc. (d)	67,089	3,827,427
Deere & Co.	43,000	2,463,900
Dover Corp.	87,724	3,970,388
Illinois Tool Works, Inc. (d)	101,728	4,630,659
Joy Global, Inc.	26,657	1,354,176
Oshkosh Co.	75,000	2,859,000
		19,105,550
Road & Rail - 0.2%
Union Pacific Corp.	20,543	1,383,982
TOTAL INDUSTRIALS		103,293,567
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)(d)	692,682	16,852,953
Harris Corp. (d)	61,605	2,785,778
QUALCOMM, Inc.	106,077	3,891,965
		23,530,696
Computers & Peripherals - 6.4%
Apple, Inc. (a)	93,399	19,111,303

	Shares	Value
Dell, Inc. (a)(d)	172,526	$ 2,282,519
EMC Corp. (a)(d)	114,798	2,007,817
Hewlett-Packard Co.	329,608	16,740,790
International Business Machines Corp.	167,918	21,352,453
Western Digital Corp. (a)(d)	62,686	2,421,560
		63,916,442
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	81,958	2,312,035
Corning, Inc.	177,801	3,134,632
Tech Data Corp. (a)	92,000	3,941,280
		9,387,947
Internet Software & Services - 1.6%
eBay, Inc. (a)	126,050	2,901,671
Google, Inc. Class A (a)(d)	25,788	13,585,118
		16,486,789
IT Services - 0.8%
Broadridge Financial Solutions, Inc.	46,395	976,151
Computer Sciences Corp. (a)	66,570	3,447,660
MasterCard, Inc. Class A (d)	5,193	1,165,153
Visa, Inc. Class A	23,000	1,961,440
		7,550,404
Semiconductors & Semiconductor Equipment - 2.6%
Intel Corp.	645,712	13,256,467
Intersil Corp. Class A	68,969	1,023,500
Marvell Technology Group Ltd. (a)	97,932	1,892,046
Texas Instruments, Inc. (d)	277,535	6,766,303
Xilinx, Inc. (d)	133,032	3,436,217
		26,374,533
Software - 4.3%
Microsoft Corp.	939,629	26,929,767
Oracle Corp.	578,034	14,248,538
Symantec Corp. (a)	100,196	1,658,244
		42,836,549
TOTAL INFORMATION TECHNOLOGY		190,083,360
MATERIALS - 3.5%
Chemicals - 1.8%
Ashland, Inc.	111,453	5,247,207
Dow Chemical Co.	70,679	2,000,922
E.I. du Pont de Nemours & Co. (d)	40,069	1,351,127
Lubrizol Corp. (d)	49,294	3,894,719
Monsanto Co.	25,853	1,826,514
OM Group, Inc. (a)(d)	61,830	2,128,189
W.R. Grace & Co. (a)	46,338	1,341,948
		17,790,626
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A (d)	47,581	1,990,789
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc.	55,794	$ 4,193,477
Walter Energy, Inc.	25,901	2,035,042
		6,228,519
Paper & Forest Products - 0.9%
Domtar Corp. (a)	87,770	4,587,738
International Paper Co.	216,224	5,009,910
		9,597,648
TOTAL MATERIALS		35,607,582
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.9%
AT&T, Inc. (d)	770,916	19,126,426
CenturyTel, Inc.	32,275	1,106,064
Qwest Communications International, Inc. (d)	570,882	2,603,222
Verizon Communications, Inc. (d)	229,695	6,645,076
		29,480,788
UTILITIES - 1.8%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	49,771	1,673,301
DPL, Inc. (d)	156,485	4,153,112
Exelon Corp.	48,975	2,120,618
Southern Co. (d)	31,509	1,001,041
		8,948,072
Independent Power Producers & Energy Traders - 0.5%
AES Corp.	151,936	1,776,132
Constellation Energy Group, Inc.	92,678	3,250,217
		5,026,349
Multi-Utilities - 0.4%
DTE Energy Co. (d)	65,798	2,856,949
Public Service Enterprise Group, Inc.	58,240	1,730,893
		4,587,842
TOTAL UTILITIES		18,562,263
TOTAL COMMON STOCKS (Cost $1,039,810,254)		978,101,319
U.S. Treasury Obligations - 0.4%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.13% to 0.53% 5/6/10 to 12/16/10 (e) (Cost $3,844,639)	$ 3,850,000	3,846,278
Money Market Funds - 29.9%
	Shares	Value
Dreyfus Cash Management Institutional Shares, 0.10% (b)	1,298,197	$ 1,298,197
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	299,199,308	299,199,308
TOTAL MONEY MARKET FUNDS (Cost $300,497,505)		300,497,505
TOTAL INVESTMENT PORTFOLIO - 127.5% (Cost $1,344,152,398)	1,282,445,102
NET OTHER ASSETS - (27.5)%	(276,260,280)
NET ASSETS - 100%	$ 1,006,184,822
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
506 CME E-mini S&P 500 Index Contracts	March 2010	$ 27,916,020	$ (161,442)

The face value of futures purchased as a percentage of net assets - 2.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,997,602.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 669,527
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 104,300,636	$ 104,300,636	$ -	$ -
Consumer Staples	105,550,936	105,550,936	-	-
Energy	117,268,774	117,268,774	-	-
Financials	151,287,509	151,287,509	-	-
Health Care	122,665,904	122,665,904	-	-
Industrials	103,293,567	103,293,567	-	-
Information Technology	190,083,360	190,083,360	-	-
Materials	35,607,582	35,607,582	-	-
Telecommunication Services	29,480,788	29,480,788	-	-
Utilities	18,562,263	18,562,263	-	-
U.S. Government and Government Agency Obligations	3,846,278	-	3,846,278	-
Money Market Funds	300,497,505	300,497,505	-	-
Total Investments in Securities:	$ 1,282,445,102	$ 1,278,598,824	$ 3,846,278	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (161,442)	$ (161,442)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (161,442)
Total Value of Derivatives	$ -	$ (161,442)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $140,152,218 of which $391,157, $99,838,325 and $39,922,736 will expire on February 29, 2016, February 28, 2017 and 2018, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $10,405,393 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $292,901,742) - See accompanying schedule: Unaffiliated issuers (cost $1,044,953,090)	$ 983,245,794
Fidelity Central Funds (cost $299,199,308)	299,199,308
Total Investments (cost $1,344,152,398)		$ 1,282,445,102
Receivable for investments sold		29,903,889
Receivable for fund shares sold		86,808
Dividends receivable		2,190,774
Interest receivable		1,164
Distributions receivable from Fidelity Central Funds		13,848
Receivable for daily variation on futures contracts		29,489
Total assets		1,314,671,074

Liabilities
Payable to custodian bank	$ 360,697
Payable for fund shares redeemed	8,548,695
Accrued management fee	251,726
Other affiliated payables	125,826
Collateral on securities loaned, at value	299,199,308
Total liabilities		308,486,252

Net Assets		$ 1,006,184,822
Net Assets consist of:
Paid in capital		$ 1,218,770,909
Undistributed net investment income		3,035,848
Accumulated undistributed net realized gain (loss) on investments		(153,753,199)
Net unrealized appreciation (depreciation) on investments		(61,868,736)
Net Assets, for 130,869,568 shares outstanding		$ 1,006,184,822
Net Asset Value, offering price and redemption price per share ($1,006,184,822 ÷ 130,869,568 shares)		$ 7.69

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 21,546,257
Interest		51,487
Income from Fidelity Central Funds		669,527
Total income		22,267,271

Expenses
Management fee	$ 2,979,978
Transfer agent fees	1,513,244
Independent trustees' compensation	46,508
Interest	2,335
Total expenses before reductions	4,542,065
Expense reductions	(811)	4,541,254
Net investment income (loss)		17,726,017
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,385,253
Futures contracts	831,602
Capital gain distributions from Fidelity Central Funds	10,073
Total net realized gain (loss)		16,226,928
Change in net unrealized appreciation (depreciation) on: Investment securities	345,614,683
Futures contracts	3,006,342
Total change in net unrealized appreciation (depreciation)		348,621,025
Net gain (loss)		364,847,953
Net increase (decrease) in net assets resulting from operations		$ 382,573,970

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,726,017	$ 18,462,259
Net realized gain (loss)	16,226,928	(167,465,380)
Change in net unrealized appreciation (depreciation)	348,621,025	(317,143,825)
Net increase (decrease) in net assets resulting from operations	382,573,970	(466,146,946)
Distributions to shareholders from net investment income	(17,963,606)	(17,085,488)
Share transactions Proceeds from sales of shares	212,649,935	479,166,881
Reinvestment of distributions	17,876,296	17,020,121
Cost of shares redeemed	(312,499,917)	(123,929,208)
Net increase (decrease) in net assets resulting from share transactions	(81,973,686)	372,257,794
Total increase (decrease) in net assets	282,636,678	(110,974,640)

Net Assets
Beginning of period	723,548,144	834,522,784
End of period (including undistributed net investment income of $3,035,848 and undistributed net investment income of $3,266,239, respectively)	$ 1,006,184,822	$ 723,548,144
Other Information Shares
Sold	34,181,625	61,499,478
Issued in reinvestment of distributions	2,454,564	2,593,329
Redeemed	(43,162,731)	(17,449,263)
Net increase (decrease)	(6,526,542)	46,643,544

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 9.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.16	.15
Net realized and unrealized gain (loss)	2.43	(3.95)	(.90)
Total from investment operations	2.55	(3.79)	(.75)
Distributions from net investment income	(.13)	(.14)	(.05)
Net asset value, end of period	$ 7.69	$ 5.27	$ 9.20
Total Return B, C	48.52%	(41.51)%	(7.59)%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45%	.45% A
Expenses net of fee waivers, if any	.45%	.45%	.45% A
Expenses net of all reductions	.45%	.45%	.45% A
Net investment income (loss)	1.76%	2.05%	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,006,185	$ 723,548	$ 834,523
Portfolio turnover rate F	84%	72%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 19, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity Mid Cap Enhanced Index Fund	64.37%	-7.03%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Mid Cap Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell MidCap® Index performed over the same period.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jeffrey Adams, who oversees the Fidelity® Mid Cap Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year, the fund gained 64.37%, compared with a return of 70.98% for the Russell Midcap® Index. Stock selection was weak in a variety of sectors, including materials, industrials and health care. Within industrials, the fund's transportation names did the worst, while in health care, our equipment and services stocks were notable laggards. Disappointing stock selection and an underweighting in the strong-performing financials sector also detracted. In contrast, the fund benefited from favorable security selection and being underweighted in utilities - a group that, despite gaining 32% during the year, managed less than half of the index's return. On an individual basis, many of the fund's biggest relative underperformers were stocks that did very well but that, unfortunately, we did not own at the right times to capture the vast majority of their gains. Hard-drive manufacturer Seagate Technology, for example, saw strong customer demand, which led to better-than-expected earnings and strong stock-price performance. Intuitive Surgical, a maker of robotic surgical systems, posted robust sales that exceeded Wall Street analysts' expectations. Discover Financial gained more than 140%, but we were insufficiently exposed to this credit card company. In addition, the fund was overweighted in tax-preparation company H&R Block and dairy company Dean Foods - two stocks that did relatively poorly. On the positive side, truck manufacturer Oshkosh benefited from a lucrative military contract. Healthy earnings growth lifted the performance of mattress maker Tempur-Pedic International, while office real estate investment trust (REIT) SL Green Realty also boosted results. Some of the stocks mentioned were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Xerox Corp.	0.9	0.4
Spectra Energy Corp.	0.9	0.7
T. Rowe Price Group, Inc.	0.8	0.6
L-3 Communications Holdings, Inc.	0.8	0.5
Annaly Capital Management, Inc.	0.8	0.5
ITT Corp.	0.8	0.6
Eaton Corp.	0.8	0.5
Public Storage	0.8	0.1
International Paper Co.	0.8	0.6
Cameron International Corp.	0.8	0.5
	8.2
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.9	17.6
Consumer Discretionary	16.2	16.1
Information Technology	15.4	14.6
Industrials	12.6	11.7
Health Care	9.6	8.6
Energy	7.9	6.1
Materials	6.6	5.8
Consumer Staples	5.9	6.8
Utilities	5.5	6.8
Telecommunication Services	0.8	1.9

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.8%
Autoliv, Inc.	2,135	$ 95,242
Gentex Corp.	3,700	71,817
TRW Automotive Holdings Corp. (a)	4,250	114,198
		281,257
Automobiles - 0.6%
Ford Motor Co. (a)	14,590	171,287
Thor Industries, Inc.	408	13,843
		185,130
Diversified Consumer Services - 1.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	57	3,413
Corinthian Colleges, Inc. (a)(d)	10,450	169,499
DeVry, Inc.	1,120	70,728
H&R Block, Inc.	9,825	169,776
Service Corp. International	5,760	46,426
Weight Watchers International, Inc.	1,050	27,006
		486,848
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	4,207	76,189
Marriott International, Inc. Class A	199	5,395
MGM Mirage, Inc. (a)(d)	1,736	18,297
Panera Bread Co. Class A (a)	1,300	94,627
Starbucks Corp. (a)	6,778	155,284
Wyndham Worldwide Corp.	8,845	203,347
		553,139
Household Durables - 2.2%
D.R. Horton, Inc.	1,269	15,685
Fortune Brands, Inc.	1,556	68,199
Garmin Ltd. (d)	1,088	34,762
Jarden Corp.	3,938	126,252
Leggett & Platt, Inc.	8,452	160,165
Lennar Corp. Class A (d)	3,138	51,495
Newell Rubbermaid, Inc.	4,342	59,703
Pulte Homes, Inc. (a)	3,900	42,237
Tempur-Pedic International, Inc. (a)	4,160	118,144
Tupperware Brands Corp.	534	24,954
Whirlpool Corp.	400	33,664
		735,260
Internet & Catalog Retail - 0.1%
Priceline.com, Inc. (a)	99	22,449
Leisure Equipment & Products - 0.5%
Mattel, Inc.	7,581	166,706
Media - 2.3%
CBS Corp. Class B	17,366	225,584
Gannett Co., Inc.	13,452	203,798
Interpublic Group of Companies, Inc. (a)	12,000	90,000
John Wiley & Sons, Inc. Class A	2,302	96,638
McGraw-Hill Companies, Inc.	3,300	112,860
Scripps Networks Interactive, Inc. Class A	1,500	59,370
		788,250

	Shares	Value
Multiline Retail - 2.4%
Big Lots, Inc. (a)	3,740	$ 125,290
Dollar General Corp.	3,336	79,697
Dollar Tree, Inc. (a)	2,459	137,065
Kohl's Corp. (a)	2,960	159,307
Macy's, Inc.	9,588	183,610
Nordstrom, Inc.	3,300	121,902
		806,871
Specialty Retail - 2.8%
Aeropostale, Inc. (a)	1,500	53,040
Bed Bath & Beyond, Inc. (a)	747	31,083
Gap, Inc.	6,442	138,503
Limited Brands, Inc.	3,013	66,617
PetSmart, Inc.	6,780	184,552
Ross Stores, Inc.	4,382	214,324
Signet Jewelers Ltd. (a)	1,700	48,977
TJX Companies, Inc.	5,000	208,150
		945,246
Textiles, Apparel & Luxury Goods - 1.4%
Coach, Inc.	5,620	204,793
Fossil, Inc. (a)	3,659	132,639
Jones Apparel Group, Inc.	5,448	91,853
Polo Ralph Lauren Corp. Class A	442	35,329
VF Corp.	250	19,345
		483,959
TOTAL CONSUMER DISCRETIONARY		5,455,115
CONSUMER STAPLES - 5.9%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	800	41,888
Coca-Cola Enterprises, Inc.	5,335	136,309
Dr Pepper Snapple Group, Inc.	3,500	111,125
		289,322
Food & Staples Retailing - 0.3%
Safeway, Inc.	1,450	36,134
SUPERVALU, Inc.	3,700	56,499
		92,633
Food Products - 3.6%
American Italian Pasta Co. Class A (a)	3,229	125,285
Bunge Ltd.	59	3,516
Campbell Soup Co.	3,863	128,754
ConAgra Foods, Inc.	3,004	73,478
Del Monte Foods Co.	10,378	121,630
H.J. Heinz Co.	5,180	237,762
Hershey Co. (d)	5,035	200,192
Sara Lee Corp.	9,677	131,220
Smithfield Foods, Inc. (a)	3,967	68,272
Tyson Foods, Inc. Class A	7,854	133,832
		1,223,941
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.2%
Church & Dwight Co., Inc.	235	$ 15,787
Clorox Co.	610	37,399
		53,186
Personal Products - 0.4%
Avon Products, Inc.	1,780	54,183
Estee Lauder Companies, Inc. Class A	238	14,311
Herbalife Ltd.	1,432	57,352
Mead Johnson Nutrition Co. Class A	390	18,447
		144,293
Tobacco - 0.5%
Lorillard, Inc.	741	54,123
Reynolds American, Inc.	2,188	115,526
		169,649
TOTAL CONSUMER STAPLES		1,973,024
ENERGY - 7.9%
Energy Equipment & Services - 3.6%
Basic Energy Services, Inc. (a)	3,422	32,338
Cameron International Corp. (a)	6,243	256,775
Complete Production Services, Inc. (a)	11,112	155,124
Ensco International Ltd. ADR	2,800	123,676
FMC Technologies, Inc. (a)	2,082	116,946
Noble Corp.	3,293	139,162
Oil States International, Inc. (a)	3,876	166,746
Patterson-UTI Energy, Inc.	11,358	175,368
Smith International, Inc.	740	30,333
		1,196,468
Oil, Gas & Consumable Fuels - 4.3%
Alpha Natural Resources, Inc. (a)	2,168	99,750
Berry Petroleum Co. Class A	890	23,852
Cimarex Energy Co.	1,695	101,293
Cloud Peak Energy, Inc.	7,029	106,911
CONSOL Energy, Inc.	352	17,727
Forest Oil Corp. (a)	1,252	33,929
Gulfport Energy Corp. (a)	8,318	75,694
Murphy Oil Corp.	506	26,261
Noble Energy, Inc.	1,980	143,827
Range Resources Corp.	250	12,653
SandRidge Energy, Inc. (a)(d)	5,742	45,591
Southern Union Co.	8,228	196,978
Spectra Energy Corp.	13,694	298,529
Stone Energy Corp. (a)	8,096	138,037
World Fuel Services Corp.	5,414	143,038
		1,464,070
TOTAL ENERGY		2,660,538

	Shares	Value
FINANCIALS - 16.9%
Capital Markets - 1.8%
Ameriprise Financial, Inc.	1,200	$ 48,036
Broadpoint Gleacher Securities Group, Inc. (a)	34,989	140,306
Eaton Vance Corp. (non-vtg.)	2,670	80,607
Invesco Ltd.	75	1,470
Raymond James Financial, Inc.	1,783	46,108
T. Rowe Price Group, Inc.	5,523	279,961
		596,488
Commercial Banks - 2.4%
Comerica, Inc.	471	16,994
Fifth Third Bancorp	2,932	35,800
First Financial Bancorp, Ohio	7,442	138,124
International Bancshares Corp.	8,398	178,038
M&T Bank Corp. (d)	2,982	230,896
Prosperity Bancshares, Inc.	3,942	164,894
SunTrust Banks, Inc.	1,695	40,358
		805,104
Consumer Finance - 1.6%
Cash America International, Inc.	981	37,602
Discover Financial Services	11,429	156,006
Nelnet, Inc. Class A	8,410	132,205
SLM Corp. (a)	4,000	44,720
World Acceptance Corp. (a)(d)	3,705	154,832
		525,365
Diversified Financial Services - 0.9%
Moody's Corp.	4,532	120,642
NYSE Euronext	5,983	157,832
The NASDAQ Stock Market, Inc. (a)	2,400	44,712
		323,186
Insurance - 4.4%
American Financial Group, Inc.	4,355	112,664
Aon Corp.	679	27,798
Aspen Insurance Holdings Ltd.	3,817	107,868
Axis Capital Holdings Ltd.	4,610	144,985
Endurance Specialty Holdings Ltd.	1,515	58,267
Genworth Financial, Inc. Class A (a)	15,899	253,430
Hartford Financial Services Group, Inc.	4,000	97,480
Lincoln National Corp.	2,578	64,914
Marsh & McLennan Companies, Inc.	1,893	43,955
PartnerRe Ltd.	2,462	196,000
Progressive Corp.	2,492	42,738
Reinsurance Group of America, Inc.	2,020	96,011
Transatlantic Holdings, Inc.	1,350	67,095
Unum Group	7,933	165,086
		1,478,291
Real Estate Investment Trusts - 4.4%
Annaly Capital Management, Inc.	14,687	269,947
Boston Properties, Inc.	235	15,964
Equity Residential (SBI)	491	17,715
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
HCP, Inc.	205	$ 5,900
Hospitality Properties Trust (SBI)	7,885	173,233
Host Hotels & Resorts, Inc. (a)	2,583	30,247
HRPT Properties Trust (SBI)	11,665	81,888
Liberty Property Trust (SBI)	1,200	37,116
Omega Healthcare Investors, Inc.	8,015	152,045
Plum Creek Timber Co., Inc. (d)	5,807	207,484
Public Storage	3,159	259,638
SL Green Realty Corp.	1,174	59,944
Ventas, Inc.	1,432	63,280
Vornado Realty Trust	1,894	124,474
		1,498,875
Thrifts & Mortgage Finance - 1.4%
Hudson City Bancorp, Inc.	17,026	230,192
New York Community Bancorp, Inc. (d)	15,260	236,377
		466,569
TOTAL FINANCIALS		5,693,878
HEALTH CARE - 9.6%
Biotechnology - 0.9%
Biogen Idec, Inc. (a)	2,852	156,889
Exelixis, Inc. (a)	21,667	140,185
		297,074
Health Care Equipment & Supplies - 1.9%
American Medical Systems Holdings, Inc. (a)	3,496	63,348
C. R. Bard, Inc.	78	6,535
Hologic, Inc. (a)	12,524	216,039
Hospira, Inc. (a)	3,776	197,598
Intuitive Surgical, Inc. (a)	150	52,071
Kinetic Concepts, Inc. (a)	2,640	110,669
		646,260
Health Care Providers & Services - 3.0%
Amedisys, Inc. (a)	600	34,590
AmerisourceBergen Corp.	8,839	247,846
CIGNA Corp.	605	20,727
Coventry Health Care, Inc. (a)(d)	3,000	69,540
Humana, Inc. (a)	5,253	248,624
Laboratory Corp. of America Holdings (a)(d)	1,590	116,563
Lincare Holdings, Inc. (a)	3,379	135,701
Quest Diagnostics, Inc.	2,200	124,850
		998,441
Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories, Inc. Class A (a)	440	41,092
Life Technologies Corp. (a)	2,053	104,210
Mettler-Toledo International, Inc. (a)	937	93,147

	Shares	Value
Millipore Corp. (a)	1,225	$ 115,652
Waters Corp. (a)	2,803	167,227
		521,328
Pharmaceuticals - 2.2%
Allergan, Inc.	2,385	139,356
Forest Laboratories, Inc. (a)	1,054	31,494
Mylan, Inc. (a)(d)	10,407	222,085
Perrigo Co.	2,964	146,925
Warner Chilcott PLC (a)	5,611	152,731
Watson Pharmaceuticals, Inc. (a)	1,295	51,528
		744,119
TOTAL HEALTH CARE		3,207,222
INDUSTRIALS - 12.6%
Aerospace & Defense - 2.3%
AAR Corp. (a)	2,558	58,015
Alliant Techsystems, Inc. (a)	750	59,588
Goodrich Corp.	52	3,413
ITT Corp.	5,106	261,580
L-3 Communications Holdings, Inc.	2,980	272,432
Precision Castparts Corp.	727	81,969
Rockwell Collins, Inc.	360	20,261
		757,258
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	2,250	119,993
Expeditors International of Washington, Inc. (d)	2,820	102,845
		222,838
Airlines - 0.6%
Allegiant Travel Co. (a)	2,357	122,894
Delta Air Lines, Inc. (a)	4,000	51,680
Southwest Airlines Co.	3,200	40,256
		214,830
Building Products - 0.5%
Masco Corp.	13,834	184,961
Commercial Services & Supplies - 1.5%
Avery Dennison Corp.	3,291	103,996
Cintas Corp.	3,875	96,061
M&F Worldwide Corp. (a)	879	28,471
Pitney Bowes, Inc.	2,750	62,975
R.R. Donnelley & Sons Co.	9,174	182,471
Republic Services, Inc.	800	22,512
		496,486
Construction & Engineering - 0.4%
EMCOR Group, Inc. (a)	2,370	54,557
Fluor Corp.	95	4,066
URS Corp. (a)	1,400	65,100
		123,723
Electrical Equipment - 1.8%
Cooper Industries PLC Class A	3,467	157,263
Hubbell, Inc. Class B	3,280	153,668
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Regal-Beloit Corp.	1,518	$ 85,646
Roper Industries, Inc.	870	48,233
Thomas & Betts Corp. (a)	4,156	150,032
		594,842
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	5,183	177,777
Machinery - 3.7%
Cummins, Inc.	677	38,440
Dover Corp.	5,355	242,367
Eaton Corp.	3,817	260,014
Joy Global, Inc.	3,817	193,904
Nordson Corp.	161	10,594
Oshkosh Co.	4,082	155,606
Parker Hannifin Corp.	3,051	184,006
SPX Corp.	1,000	59,490
Timken Co.	4,226	110,848
		1,255,269
Professional Services - 0.2%
FTI Consulting, Inc. (a)	400	14,696
Manpower, Inc.	1,250	64,400
		79,096
Road & Rail - 0.1%
Ryder System, Inc.	855	30,173
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	885	89,960
TOTAL INDUSTRIALS		4,227,213
INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 0.7%
3Com Corp. (a)	2,809	21,433
Harris Corp.	4,492	203,128
		224,561
Computers & Peripherals - 1.7%
NetApp, Inc. (a)	3,647	109,446
SanDisk Corp. (a)	2,000	58,260
Seagate Technology	4,195	83,522
Teradata Corp. (a)	3,001	91,500
Western Digital Corp. (a)	5,713	220,693
		563,421
Electronic Equipment & Components - 2.7%
Agilent Technologies, Inc. (a)	930	29,258
Arrow Electronics, Inc. (a)	6,448	181,898
Avnet, Inc. (a)	6,726	185,705
Ingram Micro, Inc. Class A (a)	9,319	164,946
Molex, Inc.	628	12,843

	Shares	Value
Tech Data Corp. (a)	3,754	$ 160,821
Vishay Intertechnology, Inc. (a)	17,225	176,556
		912,027
Internet Software & Services - 0.1%
Akamai Technologies, Inc. (a)	1,833	48,208
IT Services - 3.1%
Acxiom Corp. (a)	3,188	53,750
Cognizant Technology Solutions Corp. Class A (a)	1,384	66,612
Computer Sciences Corp. (a)	4,655	241,082
CSG Systems International, Inc. (a)	2,920	58,750
Fidelity National Information Services, Inc.	4,675	105,375
Fiserv, Inc. (a)	2,630	126,845
Hewitt Associates, Inc. Class A (a)	2,150	81,679
Lender Processing Services, Inc.	1,453	55,476
Maximus, Inc.	1,476	84,988
Paychex, Inc.	623	18,653
SAIC, Inc. (a)	6,840	134,748
VeriFone Holdings, Inc. (a)	1,049	20,246
		1,048,204
Office Electronics - 0.9%
Xerox Corp.	32,597	305,434
Semiconductors & Semiconductor Equipment - 4.2%
Altera Corp.	7,726	188,746
Analog Devices, Inc.	4,250	124,270
Broadcom Corp. Class A	2,010	62,953
Integrated Device Technology, Inc. (a)	3,615	19,774
Linear Technology Corp. (d)	6,220	168,997
Marvell Technology Group Ltd. (a)	13,133	253,730
Microchip Technology, Inc.	5,242	141,849
Micron Technology, Inc. (a)(d)	18,121	164,176
National Semiconductor Corp. (d)	78	1,129
NVIDIA Corp. (a)	1,364	22,097
Skyworks Solutions, Inc. (a)	2,054	31,365
Xilinx, Inc.	8,812	227,614
		1,406,700
Software - 2.0%
BMC Software, Inc. (a)	5,304	195,399
CA, Inc.	8,221	184,973
Citrix Systems, Inc. (a)	68	2,925
Intuit, Inc. (a)	3,810	123,292
Jack Henry & Associates, Inc.	4,103	92,646
Sybase, Inc. (a)	1,800	79,902
		679,137
TOTAL INFORMATION TECHNOLOGY		5,187,692
MATERIALS - 6.6%
Chemicals - 3.0%
Ashland, Inc.	2,859	134,602
Cabot Corp.	2,864	83,228
Celanese Corp. Class A	1,150	35,869
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Ecolab, Inc.	700	$ 29,498
Lubrizol Corp.	2,612	206,374
Nalco Holding Co.	2,000	46,520
OM Group, Inc. (a)	4,667	160,638
PPG Industries, Inc.	3,964	243,945
Sigma Aldrich Corp.	894	42,635
The Scotts Miracle-Gro Co. Class A	1,117	43,619
		1,026,928
Containers & Packaging - 0.6%
Rock-Tenn Co. Class A	3,176	132,884
Sealed Air Corp.	600	12,258
Sonoco Products Co.	1,426	42,181
		187,323
Metals & Mining - 1.2%
Reliance Steel & Aluminum Co.	4,169	184,853
Walter Energy, Inc.	2,625	206,246
		391,099
Paper & Forest Products - 1.8%
Domtar Corp. (a)	2,978	155,660
International Paper Co.	11,083	256,793
MeadWestvaco Corp.	7,266	166,682
Weyerhaeuser Co.	354	14,302
		593,437
TOTAL MATERIALS		2,198,787
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.7%
CenturyTel, Inc.	1,666	57,094
Qwest Communications International, Inc.	17,270	78,751
Windstream Corp.	9,600	97,248
		233,093
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. (a)	972	36,742
TOTAL TELECOMMUNICATION SERVICES		269,835
UTILITIES - 5.5%
Electric Utilities - 1.0%
DPL, Inc.	1,763	46,790
Edison International	4,100	133,783
IDACORP, Inc.	1,600	52,848
NV Energy, Inc.	3,400	37,774
PPL Corp.	1,870	53,258
Progress Energy, Inc.	870	33,312
		357,765
Gas Utilities - 0.7%
Energen Corp.	2,258	102,649

	Shares	Value
National Fuel Gas Co. New Jersey	1,100	$ 54,714
UGI Corp.	2,856	71,543
		228,906
Independent Power Producers & Energy Traders - 0.9%
AES Corp.	281	3,285
Constellation Energy Group, Inc.	6,466	226,763
Mirant Corp. (a)	5,120	64,410
		294,458
Multi-Utilities - 2.9%
CenterPoint Energy, Inc.	6,350	84,963
CMS Energy Corp.	4,250	64,898
Consolidated Edison, Inc.	5,718	244,431
DTE Energy Co.	5,466	237,334
NiSource, Inc.	8,300	124,666
Sempra Energy	2,050	100,799
TECO Energy, Inc.	3,200	49,056
Xcel Energy, Inc.	2,750	57,228
		963,375
TOTAL UTILITIES		1,844,504
TOTAL COMMON STOCKS (Cost $29,165,102)		32,717,808
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.35% to 0.52% 5/6/10 to 11/18/10 (e) (Cost $239,590)	$ 240,000	239,792
Money Market Funds - 4.9%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (b)	660,175	660,175
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	991,521	991,521
TOTAL MONEY MARKET FUNDS (Cost $1,651,696)		1,651,696
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $31,056,388)	34,609,296
NET OTHER ASSETS - (3.0)%	(992,434)
NET ASSETS - 100%	$ 33,616,862
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
11 CME E-mini S&P MidCap 400 Index Contracts	March 2010	$ 811,470	$ 43,215

The face value of futures purchased as a percentage of net assets - 2.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $239,792.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 1,162
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,455,115	$ 5,455,115	$ -	$ -
Consumer Staples	1,973,024	1,973,024	-	-
Energy	2,660,538	2,660,538	-	-
Financials	5,693,878	5,693,878	-	-
Health Care	3,207,222	3,207,222	-	-
Industrials	4,227,213	4,227,213	-	-
Information Technology	5,187,692	5,187,692	-	-
Materials	2,198,787	2,198,787	-	-
Telecommunication Services	269,835	269,835	-	-
Utilities	1,844,504	1,844,504	-	-
U.S. Government and Government Agency Obligations	239,792	-	239,792	-
Money Market Funds	1,651,696	1,651,696	-	-
Total Investments in Securities:	$ 34,609,296	$ 34,369,504	$ 239,792	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 43,215	$ 43,215	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 43,215	$ -
Total Value of Derivatives	$ 43,215	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $970,884 of which $349,825 and $621,059 will expire on February 28, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the fund to the extent provided by regulations and may be limited.

The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $395,633 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $969,212) - See accompanying schedule: Unaffiliated issuers (cost $30,064,867)	$ 33,617,775
Fidelity Central Funds (cost $991,521)	991,521
Total Investments (cost $31,056,388)		$ 34,609,296
Cash		152
Receivable for investments sold		126,992
Receivable for fund shares sold		52,822
Dividends receivable		57,666
Interest receivable		36
Distributions receivable from Fidelity Central Funds		200
Receivable for daily variation on futures contracts		770
Total assets		34,847,934

Liabilities
Payable for investments purchased	$ 200,349
Payable for fund shares redeemed	23,004
Accrued management fee	12,148
Other affiliated payables	4,050
Collateral on securities loaned, at value	991,521
Total liabilities		1,231,072

Net Assets		$ 33,616,862
Net Assets consist of:
Paid in capital		$ 31,086,550
Undistributed net investment income		38,166
Accumulated undistributed net realized gain (loss) on investments		(1,103,977)
Net unrealized appreciation (depreciation) on investments		3,596,123
Net Assets, for 4,034,473 shares outstanding		$ 33,616,862
Net Asset Value, offering price and redemption price per share ($33,616,862 ÷ 4,034,473 shares)		$ 8.33

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 442,896
Interest		3,153
Income from Fidelity Central Funds		1,162
Total income		447,211

Expenses
Management fee	$ 110,262
Transfer agent fees	37,127
Independent trustees' compensation	1,120
Total expenses before reductions	148,509
Expense reductions	(1)	148,508
Net investment income (loss)		298,703
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	556,744
Futures contracts	258,339
Total net realized gain (loss)		815,083
Change in net unrealized appreciation (depreciation) on: Investment securities	9,169,612
Futures contracts	52,829
Total change in net unrealized appreciation (depreciation)		9,222,441
Net gain (loss)		10,037,524
Net increase (decrease) in net assets resulting from operations		$ 10,336,227

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 298,703	$ 148,308
Net realized gain (loss)	815,083	(1,905,794)
Change in net unrealized appreciation (depreciation)	9,222,441	(5,191,986)
Net increase (decrease) in net assets resulting from operations	10,336,227	(6,949,472)
Distributions to shareholders from net investment income	(290,636)	(131,855)
Share transactions Proceeds from sales of shares	21,915,812	22,132,191
Reinvestment of distributions	272,697	124,856
Cost of shares redeemed	(12,855,104)	(6,916,010)
Net increase (decrease) in net assets resulting from share transactions	9,333,405	15,341,037
Redemption fees	2,474	8,450
Total increase (decrease) in net assets	19,381,470	8,268,160

Net Assets
Beginning of period	14,235,392	5,967,232
End of period (including undistributed net investment income of $38,166 and undistributed net investment income of $30,346, respectively)	$ 33,616,862	$ 14,235,392
Other Information Shares
Sold	3,090,781	3,149,005
Issued in reinvestment of distributions	34,827	20,672
Redeemed	(1,869,024)	(1,042,897)
Net increase (decrease)	1,256,584	2,126,780

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 5.12	$ 9.16	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.10	.02
Net realized and unrealized gain (loss)	3.20	(4.07)	(.86)
Total from investment operations	3.29	(3.97)	(.84)
Distributions from net investment income	(.08)	(.08)	-
Redemption fees added to paid in capital D	- J	.01	- J
Net asset value, end of period	$ 8.33	$ 5.12	$ 9.16
Total Return B, C	64.37%	(43.40)%	(8.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	.60%	.60%	.60% A
Expenses net of fee waivers, if any	.60%	.60%	.60% A
Expenses net of all reductions	.60%	.60%	.60% A
Net investment income (loss)	1.21%	1.39%	1.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,617	$ 14,235	$ 5,967
Portfolio turnover rate F	134%	140%	16%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 20, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity Small Cap Enhanced Index Fund	55.93%	-8.77%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jeffrey Adams, who oversees the Fidelity® Small Cap Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the 12 months ending February 28, 2010, the fund gained 55.93%, compared with a return of 63.95% for the Russell 2000® Index. Weak security selection in the consumer discretionary sector was the biggest negative factor by far, with our retailing picks doing the worst. Security selection in health care - especially among equipment and services stocks - and, to a lesser extent, technology and energy also was disappointing. Within financials, in contrast, good stock picking in insurance, coupled with an underweighting in banks, helped, as did the fund's more-limited exposure to utilities - the worst-performing sector despite its positive return of nearly 25%. On an individual basis, we were significantly underexposed to biotechnology company Dendreon, whose shares soared on favorable news about the company's drug to treat advanced prostate cancer. Another biotech stock, Human Genome Sciences, did well in absolute terms but, unfortunately, the fund did not own it at key times during the period. Elsewhere, the fund lacked a position in UAL - parent company of United Airlines and a benchmark component - whose shares snapped back after a severe downturn in airline stocks. Other relative detractors included food distributor Nash-Finch; insurance company Navigators Group; and RAIT Financial Trust, a real estate investment trust (REIT). On the positive side, better-than-expected earnings added to Valassis Communications, a distributor of newspaper inserts. Semiconductor-equipment maker Veeco Instrument rose steadily throughout the period, while 3Com gained big after agreeing to be acquired by Hewlett-Packard. Some of the stocks mentioned were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Skyworks Solutions, Inc.	0.8	0.7
Atheros Communications, Inc.	0.8	0.9
Prosperity Bancshares, Inc.	0.7	0.5
Corinthian Colleges, Inc.	0.7	0.2
Jones Apparel Group, Inc.	0.7	0.4
Jack Henry & Associates, Inc.	0.7	0.5
Omega Healthcare Investors, Inc.	0.6	0.4
Rent-A-Center, Inc.	0.6	0.3
Benchmark Electronics, Inc.	0.6	0.4
Lancaster Colony Corp.	0.6	0.2
	6.8
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.3	20.3
Financials	18.3	18.9
Consumer Discretionary	15.6	15.0
Industrials	14.7	14.4
Health Care	13.3	13.0
Materials	5.2	4.4
Energy	4.8	3.5
Consumer Staples	4.2	3.2
Utilities	1.9	2.6
Telecommunication Services	0.4	2.0

Annual Report

Fidelity Small Cap Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.8%
Cooper Tire & Rubber Co.	24,559	$ 430,765
Spartan Motors, Inc.	10,500	58,905
Standard Motor Products, Inc.	15,788	128,041
Superior Industries International, Inc.	3,094	44,708
		662,419
Diversified Consumer Services - 1.6%
Capella Education Co. (a)	1,360	112,975
Corinthian Colleges, Inc. (a)(d)	36,704	595,339
DeVry, Inc.	3,132	197,786
Regis Corp.	5,440	89,923
Steiner Leisure Ltd. (a)	7,052	303,024
Strayer Education, Inc. (d)	406	92,093
		1,391,140
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. (a)	11,000	89,100
Bally Technologies, Inc. (a)	4,858	201,170
Bob Evans Farms, Inc.	10,798	307,851
Domino's Pizza, Inc. (a)	17,365	216,889
Isle of Capri Casinos, Inc. (a)(d)	10,374	77,598
Papa John's International, Inc. (a)	12,418	303,123
WMS Industries, Inc. (a)(d)	9,023	342,242
		1,537,973
Household Durables - 2.4%
American Greetings Corp. Class A	18,729	357,162
Beazer Homes USA, Inc. (a)(d)	34,403	143,116
M/I Homes, Inc. (a)	17,082	219,504
Meritage Homes Corp. (a)	12,787	273,514
Ryland Group, Inc.	8,205	186,171
Standard Pacific Corp. (a)	84,904	358,295
Tempur-Pedic International, Inc. (a)	8,470	240,548
Tupperware Brands Corp.	5,800	271,034
		2,049,344
Internet & Catalog Retail - 0.9%
HSN, Inc. (a)	18,215	394,537
Netflix, Inc. (a)(d)	3,182	210,171
Orbitz Worldwide, Inc. (a)	6,339	37,717
Shutterfly, Inc. (a)	7,880	151,217
		793,642
Leisure Equipment & Products - 0.5%
Polaris Industries, Inc. (d)	8,607	393,684
Media - 1.3%
Belo Corp. Series A	11,811	79,488
Cinemark Holdings, Inc.	7,901	127,285
Journal Communications, Inc. Class A	17,531	65,566
National CineMedia, Inc.	20,175	324,616
Valassis Communications, Inc. (a)	20,687	530,001
		1,126,956

	Shares	Value
Multiline Retail - 0.3%
Dillard's, Inc. Class A (d)	15,949	$ 269,060
Specialty Retail - 3.2%
Aeropostale, Inc. (a)	7,998	282,809
Asbury Automotive Group, Inc. (a)	20,822	242,160
Finish Line, Inc. Class A	29,550	357,260
Group 1 Automotive, Inc. (a)	1,780	49,431
J. Crew Group, Inc. (a)	4,700	197,776
Jo-Ann Stores, Inc. (a)	14,006	530,127
Rent-A-Center, Inc. (a)	24,848	552,620
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	29,650	305,395
Tractor Supply Co. (a)	3,393	185,665
		2,703,243
Textiles, Apparel & Luxury Goods - 2.8%
Carter's, Inc. (a)	5,283	151,411
Fossil, Inc. (a)	12,797	463,891
Jones Apparel Group, Inc.	33,910	571,723
Liz Claiborne, Inc. (a)(d)	36,829	254,488
Maidenform Brands, Inc. (a)	22,689	390,705
Oxford Industries, Inc.	20,254	394,143
Warnaco Group, Inc. (a)	4,183	174,598
		2,400,959
TOTAL CONSUMER DISCRETIONARY		13,328,420
CONSUMER STAPLES - 4.2%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	5,310	295,502
Food & Staples Retailing - 0.6%
Andersons, Inc.	14,685	474,326
Food Products - 2.3%
American Italian Pasta Co. Class A (a)	5,109	198,229
Darling International, Inc. (a)	41,567	335,030
Diamond Foods, Inc. (d)	12,177	424,368
Lancaster Colony Corp.	9,321	536,330
TreeHouse Foods, Inc. (a)	11,060	475,912
		1,969,869
Personal Products - 0.6%
Bare Escentuals, Inc. (a)	8,119	147,603
Prestige Brands Holdings, Inc. (a)	46,009	369,452
		517,055
Tobacco - 0.4%
Universal Corp.	5,759	305,515
TOTAL CONSUMER STAPLES		3,562,267
ENERGY - 4.8%
Energy Equipment & Services - 2.9%
Bronco Drilling Co., Inc. (a)	81,092	392,485
Cal Dive International, Inc. (a)	22,761	160,465
Carbo Ceramics, Inc.	796	48,580
Complete Production Services, Inc. (a)	35,581	496,711
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Geokinetics, Inc. (a)	11,133	$ 94,297
ION Geophysical Corp. (a)	54,157	248,039
Newpark Resources, Inc. (a)	66,839	345,558
OYO Geospace Corp. (a)	8,276	356,365
Pioneer Drilling Co. (a)	11,190	79,897
Willbros Group, Inc. (a)	15,936	240,634
		2,463,031
Oil, Gas & Consumable Fuels - 1.9%
Alon USA Energy, Inc. (d)	6,979	48,853
Cloud Peak Energy, Inc.	12,109	184,178
Gulfport Energy Corp. (a)	37,195	338,475
Stone Energy Corp. (a)	26,184	446,437
Western Refining, Inc. (a)(d)	10,000	43,400
World Fuel Services Corp. (d)	19,786	522,746
		1,584,089
TOTAL ENERGY		4,047,120
FINANCIALS - 18.3%
Capital Markets - 1.9%
Broadpoint Gleacher Securities Group, Inc. (a)	99,480	398,915
Knight Capital Group, Inc. Class A (a)(d)	8,141	131,396
NGP Capital Resources Co.	17,670	145,424
PennantPark Investment Corp.	45,564	464,753
Piper Jaffray Companies (a)	1,875	81,169
Prospect Capital Corp. (d)	11,000	127,820
Stifel Financial Corp. (a)	4,295	234,937
		1,584,414
Commercial Banks - 6.3%
Alliance Financial Corp. (d)	3,782	101,585
Bancorp Rhode Island, Inc.	3,769	107,228
Bank of the Ozarks, Inc.	16,033	492,534
Cardinal Financial Corp.	3,013	29,256
Community Bank System, Inc.	23,068	516,954
CVB Financial Corp. (d)	31,039	288,663
Financial Institutions, Inc.	3,071	40,660
First Financial Bancorp, Ohio	28,885	536,106
First Financial Bankshares, Inc.	1,228	64,286
International Bancshares Corp.	24,723	524,128
Merchants Bancshares, Inc.	3,231	68,853
NBT Bancorp, Inc.	2,800	59,472
Prosperity Bancshares, Inc. (d)	14,977	626,488
Renasant Corp. (d)	8,779	133,968
S&T Bancorp, Inc. (d)	9,200	163,116
Signature Bank, New York (a)	5,604	208,637
Southside Bancshares, Inc.	15,166	303,775
Southwest Bancorp, Inc., Oklahoma	7,829	61,223
Tompkins Financial Corp. (d)	3,300	118,338
Washington Trust Bancorp, Inc.	9,273	157,919

	Shares	Value
WesBanco, Inc.	14,333	$ 217,145
Westamerica Bancorp. (d)	2,500	137,200
Wilshire Bancorp, Inc. (d)	23,491	220,815
Wintrust Financial Corp.	6,876	234,059
		5,412,408
Consumer Finance - 1.4%
EZCORP, Inc. (non-vtg.) Class A (a)	6,156	121,458
First Cash Financial Services, Inc. (a)	6,920	146,842
Nelnet, Inc. Class A	26,369	414,521
World Acceptance Corp. (a)(d)	12,033	502,859
		1,185,680
Diversified Financial Services - 0.8%
Encore Capital Group, Inc. (a)	15,321	276,391
MarketAxess Holdings, Inc.	7,845	117,361
NewStar Financial, Inc. (a)	45,870	287,146
		680,898
Insurance - 2.0%
Amerisafe, Inc. (a)	18,032	310,331
Aspen Insurance Holdings Ltd.	12,344	348,841
FBL Financial Group, Inc. Class A	16,412	333,492
First Mercury Financial Corp.	5,855	83,317
Nymagic, Inc.	13,511	214,420
Platinum Underwriters Holdings Ltd.	4,881	182,501
SeaBright Insurance Holdings, Inc. (a)	20,141	211,682
		1,684,584
Real Estate Investment Trusts - 5.1%
Ashford Hospitality Trust, Inc. (a)	46,409	254,321
BioMed Realty Trust, Inc.	17,000	262,650
CapLease, Inc.	24,797	109,107
Cedar Shopping Centers, Inc.	11,243	74,091
Colonial Properties Trust (SBI) (d)	10,232	120,635
Crexus Investment Corp.	9,465	130,901
Dynex Capital, Inc.	7,422	65,462
Extra Space Storage, Inc.	16,000	180,480
Healthcare Realty Trust, Inc.	9,490	198,246
Highwoods Properties, Inc. (SBI)	6,212	180,459
Home Properties, Inc.	2,800	128,240
Invesco Mortgage Capital, Inc.	5,275	119,743
LaSalle Hotel Properties (SBI)	5,500	106,755
MFA Financial, Inc.	9,800	70,952
Mid-America Apartment Communities, Inc.	2,470	128,292
Mission West Properties, Inc.	13,873	94,891
National Health Investors, Inc.	8,070	280,917
National Retail Properties, Inc.	14,563	309,027
Nationwide Health Properties, Inc.	3,945	130,935
NorthStar Realty Finance Corp.	32,346	138,117
Omega Healthcare Investors, Inc.	29,203	553,981
Parkway Properties, Inc.	3,500	58,100
PS Business Parks, Inc.	3,925	192,325
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Saul Centers, Inc.	10,523	$ 375,461
Washington (REIT) (SBI)	3,744	104,308
		4,368,396
Thrifts & Mortgage Finance - 0.8%
Dime Community Bancshares, Inc.	12,900	156,606
Flushing Financial Corp.	19,264	244,460
Meridian Interstate Bancorp, Inc. (a)	6,485	64,850
Provident New York Bancorp	16,309	142,214
United Financial Bancorp, Inc.	7,000	91,630
		699,760
TOTAL FINANCIALS		15,616,140
HEALTH CARE - 13.3%
Biotechnology - 2.6%
ArQule, Inc. (a)	29,797	98,032
Celldex Therapeutics, Inc. (a)	17,224	88,531
Cubist Pharmaceuticals, Inc. (a)	11,374	239,309
Enzon Pharmaceuticals, Inc. (a)(d)	16,215	150,637
Exelixis, Inc. (a)	68,276	441,746
Human Genome Sciences, Inc. (a)	10,383	292,281
Idera Pharmaceuticals, Inc. (a)	15,500	74,245
Martek Biosciences (a)	3,416	67,739
Medivation, Inc. (a)	7,629	274,720
Nabi Biopharmaceuticals (a)	14,104	73,764
ONYX Pharmaceuticals, Inc. (a)	1,572	43,639
Osiris Therapeutics, Inc. (a)(d)	29,101	239,501
Seattle Genetics, Inc. (a)	16,186	165,097
		2,249,241
Health Care Equipment & Supplies - 3.8%
American Medical Systems Holdings, Inc. (a)(d)	28,498	516,384
Cantel Medical Corp.	14,559	284,628
ev3, Inc. (a)	20,000	291,000
Haemonetics Corp. (a)	2,572	137,576
Invacare Corp.	13,719	374,254
Kensey Nash Corp. (a)	6,155	135,841
Meridian Bioscience, Inc.	11,655	258,275
Quidel Corp. (a)	15,766	205,904
Sirona Dental Systems, Inc. (a)	1,761	63,202
Steris Corp.	14,567	460,463
Symmetry Medical, Inc. (a)	10,692	91,951
Thoratec Corp. (a)	5,129	147,972
Young Innovations, Inc.	10,246	274,593
		3,242,043
Health Care Providers & Services - 4.9%
Amedisys, Inc. (a)(d)	2,588	149,198
American Dental Partners, Inc. (a)	8,820	114,660

	Shares	Value
AMN Healthcare Services, Inc. (a)	14,255	$ 131,431
AmSurg Corp. (a)	11,203	231,454
Chemed Corp.	2,300	123,188
Continucare Corp. (a)	31,618	131,847
Cross Country Healthcare, Inc. (a)	8,704	85,560
Emergency Medical Services Corp. Class A (a)	5,768	300,282
Genoptix, Inc. (a)(d)	8,368	272,546
Hanger Orthopedic Group, Inc. (a)	11,619	216,694
HealthSouth Corp. (a)(d)	25,082	433,919
Healthspring, Inc. (a)	12,654	232,960
InVentiv Health, Inc. (a)	14,167	207,972
Magellan Health Services, Inc. (a)	3,303	138,462
Molina Healthcare, Inc. (a)	1,687	36,068
NightHawk Radiology Holdings, Inc. (a)	38,979	115,768
Owens & Minor, Inc.	4,951	221,062
PharMerica Corp. (a)	16,201	277,847
Providence Service Corp. (a)	13,611	164,829
RehabCare Group, Inc. (a)	15,195	423,029
Virtual Radiologic Corp. (a)(d)	21,896	219,179
		4,227,955
Life Sciences Tools & Services - 0.4%
Affymetrix, Inc. (a)	11,665	85,271
Cambrex Corp. (a)	23,269	87,724
Dionex Corp. (a)	577	39,409
Kendle International, Inc. (a)	5,787	98,553
		310,957
Pharmaceuticals - 1.6%
Auxilium Pharmaceuticals, Inc. (a)	3,500	105,700
Caraco Pharmaceutical Laboratories Ltd. (a)	9,789	41,995
Impax Laboratories, Inc. (a)	20,239	311,883
Inspire Pharmaceuticals, Inc. (a)	11,000	67,980
Medicis Pharmaceutical Corp. Class A	12,957	291,533
Nektar Therapeutics (a)	9,705	120,245
Santarus, Inc. (a)	15,000	63,150
Valeant Pharmaceuticals International (a)	9,107	338,963
		1,341,449
TOTAL HEALTH CARE		11,371,645
INDUSTRIALS - 14.7%
Aerospace & Defense - 1.1%
AAR Corp. (a)	17,237	390,935
Cubic Corp.	9,432	325,310
GenCorp, Inc. (non-vtg.) (a)(d)	53,030	229,090
		945,335
Air Freight & Logistics - 0.4%
Hub Group, Inc. Class A (a)	11,000	296,670
Airlines - 1.1%
Allegiant Travel Co. (a)(d)	9,044	471,554
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
Republic Airways Holdings, Inc. (a)	16,601	$ 101,100
SkyWest, Inc.	22,290	329,000
		901,654
Building Products - 0.3%
Gibraltar Industries, Inc. (a)	16,721	195,301
Universal Forest Products, Inc.	1,836	64,701
		260,002
Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	4,000	81,920
American Reprographics Co. (a)	5,937	42,509
ATC Technology Corp. (a)	6,237	139,771
Cenveo, Inc. (a)	21,620	161,285
Consolidated Graphics, Inc. (a)	9,017	401,617
HNI Corp.	7,000	166,390
M&F Worldwide Corp. (a)	8,272	267,930
Metalico, Inc. (a)	52,414	287,753
Schawk, Inc. Class A	15,657	205,263
Tetra Tech, Inc. (a)	5,392	112,801
Waste Services, Inc. (a)	20,000	201,600
		2,068,839
Construction & Engineering - 1.0%
Comfort Systems USA, Inc.	24,540	287,609
Dycom Industries, Inc. (a)	19,905	179,742
EMCOR Group, Inc. (a)	12,956	298,247
Great Lakes Dredge & Dock Corp.	16,873	76,435
Sterling Construction Co., Inc. (a)	2,000	39,260
		881,293
Electrical Equipment - 1.6%
A.O. Smith Corp.	6,679	302,559
AZZ, Inc.	213	6,690
Belden, Inc.	11,368	240,774
Brady Corp. Class A	7,709	216,006
Encore Wire Corp.	7,614	153,041
EnerSys (a)	10,046	228,948
GrafTech International Ltd. (a)	2,460	30,725
Regal-Beloit Corp.	3,359	189,515
		1,368,258
Industrial Conglomerates - 0.3%
Raven Industries, Inc.	5,600	164,080
Tredegar Corp.	7,145	119,679
		283,759
Machinery - 3.2%
Actuant Corp. Class A	9,008	163,135
Altra Holdings, Inc. (a)	37,237	430,087
Briggs & Stratton Corp.	28,186	493,537
CIRCOR International, Inc.	6,651	205,582
Columbus McKinnon Corp. (NY Shares) (a)	5,137	73,921
Lindsay Corp. (d)	11,343	417,536

	Shares	Value
Nordson Corp.	6,438	$ 423,620
Tennant Co.	11,914	284,268
Watts Water Technologies, Inc. Class A	9,431	275,008
		2,766,694
Professional Services - 1.6%
Diamond Management & Technology Consultants, Inc.	21,244	154,019
Kelly Services, Inc. Class A (non-vtg.) (a)	19,291	303,447
On Assignment, Inc. (a)	61,791	407,203
Spherion Corp. (a)	58,891	463,472
Towers Watson & Co.	1,066	47,085
		1,375,226
Road & Rail - 0.9%
Celadon Group, Inc. (a)	15,648	191,219
Dollar Thrifty Automotive Group, Inc. (a)	7,197	216,198
Universal Truckload Services, Inc.	2,851	50,719
Werner Enterprises, Inc. (d)	13,496	301,096
		759,232
Trading Companies & Distributors - 0.8%
Aircastle Ltd.	9,996	97,261
Beacon Roofing Supply, Inc. (a)	24,638	428,701
Watsco, Inc.	2,087	120,712
		646,674
TOTAL INDUSTRIALS		12,553,636
INFORMATION TECHNOLOGY - 19.3%
Communications Equipment - 2.7%
3Com Corp. (a)	34,314	261,816
ADC Telecommunications, Inc. (a)	32,367	205,207
Arris Group, Inc. (a)	11,465	118,319
Blue Coat Systems, Inc. (a)	14,443	418,558
Oplink Communications, Inc. (a)	24,417	376,998
Plantronics, Inc.	10,391	295,416
Polycom, Inc. (a)	2,625	68,539
Powerwave Technologies, Inc. (a)(d)	160,908	188,262
Tekelec (a)	21,602	356,865
		2,289,980
Computers & Peripherals - 0.9%
Cray, Inc. (a)	19,095	100,058
Quantum Corp. (a)	110,704	274,546
Rimage Corp. (a)	7,023	103,870
Synaptics, Inc. (a)	10,480	279,816
		758,290
Electronic Equipment & Components - 3.3%
Agilysys, Inc.	10,470	114,332
Anixter International, Inc. (a)	5,219	217,841
Benchmark Electronics, Inc. (a)	27,199	538,540
Brightpoint, Inc. (a)	44,498	317,271
Checkpoint Systems, Inc. (a)	10,633	219,252
CPI International, Inc. (a)	5,721	70,540
CTS Corp.	10,159	80,866
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Daktronics, Inc.	3,525	$ 26,684
Insight Enterprises, Inc. (a)	10,231	130,854
Newport Corp. (a)	19,026	200,534
OSI Systems, Inc. (a)	10,160	313,334
ScanSource, Inc. (a)	9,688	251,888
SYNNEX Corp. (a)(d)	8,187	234,476
TTM Technologies, Inc. (a)	8,136	69,481
		2,785,893
Internet Software & Services - 1.0%
Digital River, Inc. (a)	3,633	95,512
EarthLink, Inc.	39,952	333,200
j2 Global Communications, Inc. (a)	12,467	270,534
ValueClick, Inc. (a)	20,000	189,800
		889,046
IT Services - 3.3%
Acxiom Corp. (a)	29,307	494,116
CACI International, Inc. Class A (a)	6,623	328,236
CSG Systems International, Inc. (a)	12,761	256,751
Euronet Worldwide, Inc. (a)	4,505	81,631
Lionbridge Technologies, Inc. (a)	105,883	338,826
Maximus, Inc.	2,200	126,676
SAIC, Inc. (a)	11,512	226,786
Teletech Holdings, Inc. (a)	13,405	234,453
Unisys Corp. (a)	3,600	125,676
VeriFone Holdings, Inc. (a)	14,578	281,355
Wright Express Corp. (a)	10,555	298,918
		2,793,424
Semiconductors & Semiconductor Equipment - 4.2%
Amkor Technology, Inc. (a)(d)	15,093	90,860
Atheros Communications, Inc. (a)(d)	17,939	643,831
Diodes, Inc. (a)	9,494	186,177
DSP Group, Inc. (a)	41,030	300,750
Entropic Communications, Inc. (a)	50,509	182,843
Lattice Semiconductor Corp. (a)	167,282	480,099
MKS Instruments, Inc. (a)	12,883	232,280
PMC-Sierra, Inc. (a)	42,974	356,684
RF Micro Devices, Inc. (a)	46,638	196,346
Semtech Corp. (a)	5,725	90,856
Sigma Designs, Inc. (a)	4,394	51,410
Skyworks Solutions, Inc. (a)(d)	43,488	664,062
Tessera Technologies, Inc. (a)	3,991	71,678
		3,547,876
Software - 3.9%
Actuate Corp. (a)	28,002	150,091
Informatica Corp. (a)	8,021	204,696
Jack Henry & Associates, Inc.	25,151	567,910
JDA Software Group, Inc. (a)	2,796	79,127
Lawson Software, Inc. (a)	26,317	158,428
Manhattan Associates, Inc. (a)	10,243	258,841
MicroStrategy, Inc. Class A (a)	2,927	259,596

	Shares	Value
Monotype Imaging Holdings, Inc. (a)	12,580	$ 119,636
Net 1 UEPS Technologies, Inc. (a)	21,011	370,844
Quest Software, Inc. (a)	20,155	339,612
Renaissance Learning, Inc.	5,035	70,238
Solera Holdings, Inc.	11,695	399,501
SonicWALL, Inc. (a)	21,259	170,285
TIBCO Software, Inc. (a)	11,764	107,876
Vasco Data Security International, Inc. (a)	14,500	114,840
		3,371,521
TOTAL INFORMATION TECHNOLOGY		16,436,030
MATERIALS - 5.2%
Chemicals - 2.4%
A. Schulman, Inc.	12,074	284,463
H.B. Fuller Co.	12,094	253,853
NewMarket Corp.	3,779	336,520
OM Group, Inc. (a)	11,197	385,401
OMNOVA Solutions, Inc. (a)	41,831	256,006
PolyOne Corp. (a)	19,676	156,424
W.R. Grace & Co. (a)	6,587	190,760
Westlake Chemical Corp.	6,931	140,353
		2,003,780
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	9,950	416,308
Silgan Holdings, Inc.	7,197	411,021
		827,329
Metals & Mining - 0.4%
Worthington Industries, Inc.	23,790	376,834
Paper & Forest Products - 1.4%
Buckeye Technologies, Inc. (a)	27,733	306,450
Domtar Corp. (a)	8,622	450,672
Glatfelter	23,888	322,488
Neenah Paper, Inc.	10,929	154,864
		1,234,474
TOTAL MATERIALS		4,442,417
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Consolidated Communications Holdings, Inc.	16,307	274,610
HickoryTech Corp.	7,142	61,421
		336,031
UTILITIES - 1.9%
Electric Utilities - 0.5%
IDACORP, Inc.	1,426	47,101
Portland General Electric Co.	6,500	116,935
UIL Holdings Corp.	9,500	261,060
		425,096
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	4,300	128,828
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
New Jersey Resources Corp.	3,740	$ 136,211
Nicor, Inc.	1,009	42,025
Northwest Natural Gas Co.	2,245	98,758
Piedmont Natural Gas Co., Inc.	6,200	160,146
Southwest Gas Corp.	6,692	191,257
		757,225
Independent Power Producers & Energy Traders - 0.3%
Black Hills Corp.	9,228	257,177
Multi-Utilities - 0.2%
Avista Corp.	7,044	143,416
TOTAL UTILITIES		1,582,914
TOTAL COMMON STOCKS (Cost $75,339,037)		83,276,620
Investment Companies - 0.5%

Ares Capital Corp. (Cost $438,950)	33,272	434,865
U.S. Treasury Obligations - 0.6%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.16% to 0.42% 5/6/10 to 12/16/10 (e) (Cost $498,899)	$ 500,000	499,256
Money Market Funds - 10.4%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (b)	891,411	891,411
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	7,979,420	7,979,420
TOTAL MONEY MARKET FUNDS (Cost $8,870,831)		8,870,831
TOTAL INVESTMENT PORTFOLIO - 109.2% (Cost $85,147,717)	93,081,572
NET OTHER ASSETS - (9.2)%	(7,838,769)
NET ASSETS - 100%	$ 85,242,803
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
24 NYFE Russell Mini Index Contracts	March 2010	$ 1,506,960	$ 72,722

The face value of futures purchased as a percentage of net assets - 1.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $499,256.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 66,748
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,328,420	$ 13,328,420	$ -	$ -
Consumer Staples	3,562,267	3,562,267	-	-
Energy	4,047,120	4,047,120	-	-
Financials	15,616,140	15,616,140	-	-
Health Care	11,371,645	11,371,645	-	-
Industrials	12,553,636	12,553,636	-	-
Information Technology	16,436,030	16,436,030	-	-
Materials	4,442,417	4,442,417	-	-
Telecommunication Services	336,031	336,031	-	-
Utilities	1,582,914	1,582,914	-	-
Investment Companies	434,865	434,865	-	-
U.S. Government and Government Agency Obligations	499,256	-	499,256	-
Money Market Funds	8,870,831	8,870,831	-	-
Total Investments in Securities:	$ 93,081,572	$ 92,582,316	$ 499,256	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 72,722	$ 72,722	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 72,722	$ -
Total Value of Derivatives	$ 72,722	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $8,024,743 of which $480,659 and $7,544,084 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $7,781,800) - See accompanying schedule: Unaffiliated issuers (cost $77,168,297)	$ 85,102,152
Fidelity Central Funds (cost $7,979,420)	7,979,420
Total Investments (cost $85,147,717)		$ 93,081,572
Receivable for investments sold		714,112
Receivable for fund shares sold		40,334
Dividends receivable		41,405
Interest receivable		367
Distributions receivable from Fidelity Central Funds		7,142
Total assets		93,884,932

Liabilities
Payable for investments purchased	$ 594,761
Payable for fund shares redeemed	17,558
Accrued management fee	36,064
Payable for daily variation on futures contracts	3,922
Other affiliated payables	10,404
Collateral on securities loaned, at value	7,979,420
Total liabilities		8,642,129

Net Assets		$ 85,242,803
Net Assets consist of:
Paid in capital		$ 85,713,309
Undistributed net investment income		29,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,506,236)
Net unrealized appreciation (depreciation) on investments		8,006,577
Net Assets, for 10,582,963 shares outstanding		$ 85,242,803
Net Asset Value, offering price and redemption price per share ($85,242,803 ÷ 10,582,963 shares)		$ 8.05

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 980,383
Interest		10,115
Income from Fidelity Central Funds		66,748
Total income		1,057,246

Expenses
Management fee	$ 379,427
Transfer agent fees	110,445
Independent trustees' compensation	3,449
Total expenses before reductions	493,321
Expense reductions	(8)	493,313
Net investment income (loss)		563,933
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,819,937)
Foreign currency transactions	(86)
Futures contracts	543,490
Total net realized gain (loss)		(3,276,533)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,719,096
Futures contracts	495,758
Total change in net unrealized appreciation (depreciation)		33,214,854
Net gain (loss)		29,938,321
Net increase (decrease) in net assets resulting from operations		$ 30,502,254

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 563,933	$ 420,939
Net realized gain (loss)	(3,276,533)	(5,156,864)
Change in net unrealized appreciation (depreciation)	33,214,854	(24,753,688)
Net increase (decrease) in net assets resulting from operations	30,502,254	(29,489,613)
Distributions to shareholders from net investment income	(554,929)	(415,431)
Share transactions Proceeds from sales of shares	39,570,131	95,724,306
Reinvestment of distributions	525,603	393,536
Cost of shares redeemed	(42,285,209)	(15,170,851)
Net increase (decrease) in net assets resulting from share transactions	(2,189,475)	80,946,991
Redemption fees	41,898	58,221
Total increase (decrease) in net assets	27,799,748	51,100,168

Net Assets
Beginning of period	57,443,055	6,342,887
End of period (including undistributed net investment income of $29,153 and undistributed net investment income of $17,451, respectively)	$ 85,242,803	$ 57,443,055
Other Information Shares
Sold	5,764,326	12,651,787
Issued in reinvestment of distributions	69,527	63,034
Redeemed	(6,294,661)	(2,373,595)
Net increase (decrease)	(460,808)	10,341,226

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 5.20	$ 9.03	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.09	.02
Net realized and unrealized gain (loss)	2.86	(3.87)	(.99)
Total from investment operations	2.91	(3.78)	(.97)
Distributions from net investment income	(.06)	(.06)	-
Redemption fees added to paid in capital D	- J	.01	- J
Net asset value, end of period	$ 8.05	$ 5.20	$ 9.03
Total Return B, C	55.93%	(41.94)%	(9.70)%
Ratios to Average Net Assets E, H
Expenses before reductions	.67%	.67%	.67% A
Expenses net of fee waivers, if any	.67%	.67%	.67% A
Expenses net of all reductions	.67%	.67%	.67% A
Net investment income (loss)	.77%	1.29%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,243	$ 57,443	$ 6,343
Portfolio turnover rate F	137%	184%	16%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 20, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Life of fund A
Fidelity International Enhanced Index Fund	52.44%	-15.50%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Fidelity International Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: The 12-month period ending February 28, 2010, began with tremendous weakness, although the backdrop quickly improved, and the MSCI® EAFE® (Europe, Australasia, Far East) Index ended up producing a strong 54.74% return. In the months leading up to the period, global equity markets were in the midst of a severe credit crisis. At that time, investors were highly risk averse and opted for more-conservative securities. But following some of the worst months in decades for equities, conditions turned for the better very early in the 12-month period. In this favorable environment, nearly every equity market in the world generated strong double-digit performance. In Europe, the region's largest markets - the United Kingdom, France, Germany and Switzerland - gained between 54% and 60% in U.S. dollar terms. Sweden did even better, returning 94% in dollar terms during the period. In the Pacific region, Japan - the largest country weighting in the index - gained 34% in dollar terms, well below the index return but helped by the effects of a stronger yen. In contrast, one of the best overall performers was Australia, which returned more than 100% during the past year. That result was bolstered by currency movements, in this case a relatively strong Australian dollar.

Comments from Jeffrey Adams, who oversees the Fidelity® International Enhanced Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the 12 months ending February 28, 2010, the fund gained 52.44%, trailing the MSCI EAFE index. Performance was boosted by a significantly weaker dollar overall that lifted total returns for U.S. investors. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Disappointing security selection in the United Kingdom and Australia - and, to a lesser extent, the Netherlands and Italy - had a noteworthy impact on the fund's results. The fund's underweighting in Japan, however, added to results, while stock picking in Germany and Austria was moderately helpful. In sector terms, positioning within consumer staples and weak returns from the fund's consumer discretionary names hampered relative performance. On the positive side, stock picking in health care and favorable sector positioning in industrials lifted results. On an individual basis, underweightings in several bank stocks, including U.K.-based Barclays, Australia's Westpac Banking and Australia and New Zealand Banking Group - based in Australia - hurt results, as the industry bounced back from the severe downturn of late 2008 and early 2009. Lacking sufficient exposure to Xstrata, a strong-performing Swiss mining company listed on both the Swiss and U.K. stock exchanges, hampered performance, as did our position in Australian conglomerate Wesfarmers. In addition, our positions in CLP Holdings, a Hong Kong electric utility, and Japanese baking company Yamazaki Baking lagged the index. In contrast, several of the fund's best performers were banks we overweighted - including DnB NOR (Norway), Raiffeisen International (Austria) and Standard Chartered (U.K.). Raiffeisen International was not in the portfolio at period end. SembCorp Marine, a provider of shipping services based in Singapore, also added to results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Enhanced Index Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of February 28, 2010
Japan	21.2%
United Kingdom	18.6%
France	9.0%
Switzerland	7.8%
Australia	7.8%
Germany	6.7%
United States of America	6.5%
Spain	3.7%
Italy	2.8%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2009
Japan	21.2%
United Kingdom	19.5%
France	9.4%
Switzerland	7.4%
Germany	7.3%
Australia	7.1%
United States of America	6.4%
Spain	4.5%
Italy	3.4%
Other	13.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.9	99.7
Short-Term Investments and Net Other Assets	0.1	0.3
Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	1.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	1.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.6	1.8
BHP Billiton Ltd. (Australia, Metals & Mining)	1.3	1.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.1	1.2
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.1	1.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.1	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.1	1.1
Telefonica SA (Spain, Diversified Telecommunication Services)	1.1	1.3
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.2
	13.1
Market Sectors as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	24.9
Industrials	12.0	11.4
Consumer Staples	10.1	8.8
Materials	10.1	9.3
Consumer Discretionary	8.4	8.9
Health Care	8.4	8.0
Energy	7.5	8.2
Telecommunication Services	5.3	5.4
Utilities	4.9	5.2
Information Technology	4.1	3.5

Annual Report

Fidelity International Enhanced Index Fund

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
Australia - 7.8%
AGL Energy Ltd.	2,300	$ 29,607
Amcor Ltd.	11,064	58,773
ASX Ltd.	806	26,325
Australia & New Zealand Banking Group Ltd.	1,039	21,537
BHP Billiton Ltd.	6,990	256,224
Coca-Cola Amatil Ltd.	2,589	26,022
Commonwealth Bank of Australia	4,203	203,011
Crown Ltd.	2,200	15,766
CSL Ltd.	1,685	51,909
Fortescue Metals Group Ltd. (a)	4,000	16,662
Fosters Group Ltd.	13,957	67,389
Goodman Fielder Ltd.	20,000	26,964
Incitec Pivot Ltd.	10,932	31,729
Insurance Australia Group Ltd.	12,300	43,522
Intoll Group unit	27,000	27,210
Metcash Ltd.	13,213	48,765
National Australia Bank Ltd.	2,073	47,242
Newcrest Mining Ltd.	2,098	58,900
Orica Ltd.	2,500	56,010
QBE Insurance Group Ltd.	2,405	46,104
Rio Tinto Ltd.	1,611	101,741
Telstra Corp. Ltd.	8,656	23,030
Wesfarmers Ltd.	1,000	27,886
Westfield Group unit	6,049	65,133
Westpac Banking Corp.	4,051	94,823
Woolworths Ltd.	3,482	83,719
TOTAL AUSTRALIA		1,556,003
Austria - 0.4%
Erste Bank AG	754	28,405
OMV AG	849	31,441
Telekom Austria AG	700	9,178
TOTAL AUSTRIA		69,024
Bailiwick of Guernsey - 0.2%
Resolution Ltd. (a)	33,000	36,362
Bailiwick of Jersey - 0.6%
Experian PLC	6,436	59,580
Petrofac Ltd.	4,000	62,651
TOTAL BAILIWICK OF JERSEY		122,231
Belgium - 1.2%
Anheuser-Busch InBev SA NV	1,458	72,971
Colruyt NV	145	36,236
Delhaize Group SA	445	34,384
Mobistar SA	903	53,394
Solvay SA Class A	462	44,176
TOTAL BELGIUM		241,161
Bermuda - 0.1%
Noble Group Ltd.	12,000	27,061

	Shares	Value
Denmark - 1.0%
Coloplast AS Series B	300	$ 34,082
Novo Nordisk AS Series B	1,575	111,220
Novozymes AS Series B	280	28,737
Sydbank AS (a)	550	13,533
TOTAL DENMARK		187,572
Finland - 1.1%
KCI Konecranes Oyj	1,613	44,317
Kone Oyj (B Shares)	1,420	59,933
Nokia Corp.	5,892	79,558
Outokumpu Oyj (A Shares)	712	12,525
Wartsila Corp.	563	26,874
TOTAL FINLAND		223,207
France - 9.0%
Aeroports de Paris	349	27,559
Alstom SA	873	55,858
AXA SA	2,102	42,226
BNP Paribas SA	2,147	155,306
Bouygues SA	702	32,305
Carrefour SA	844	38,937
Casino Guichard Perrachon et Compagnie	332	26,719
CNP Assurances	305	27,349
Compagnie de St. Gobain	1,295	60,864
Credit Agricole SA	2,056	30,568
Danone	370	21,636
Eutelsat Communications	1,412	46,888
France Telecom SA	3,806	89,026
GDF Suez	2,623	96,316
Gecina SA	405	41,968
Hermes International SA	399	53,775
Klepierre SA	773	28,784
L'Air Liquide SA	743	88,727
PagesJaunes Groupe SA	2,773	31,068
Safran SA	1,803	42,419
Sanofi-Aventis	2,748	200,533
Schneider Electric SA	243	25,948
Societe Generale Series A	1,338	73,596
Technip SA	745	53,049
Total SA Series B	4,039	225,039
Unibail-Rodamco	339	66,925
VINCI SA	1,400	73,290
Vivendi	1,574	39,646
TOTAL FRANCE		1,796,324
Germany - 6.7%
Allianz AG (Reg.)	762	88,240
BASF AG	1,857	104,267
Bayer AG	1,938	128,420
Commerzbank AG (a)	2,315	17,263
Daimler AG (Reg.)	2,028	84,791
Deutsche Bank AG	764	48,514
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Boerse AG	677	$ 47,082
Deutsche Postbank AG (a)	867	26,772
Deutsche Telekom AG (Reg.)	5,892	75,889
E.ON AG	3,022	107,614
K&S AG	1,131	68,708
Linde AG	638	71,828
Munich Re Group (Reg.)	426	65,917
RWE AG	1,160	98,361
SAP AG	606	27,015
Siemens AG (Reg.)	2,019	174,159
Thyssenkrupp AG	460	14,561
TUI AG (a)	1,812	17,886
Volkswagen AG	97	8,390
Wacker Chemie AG	525	62,930
TOTAL GERMANY		1,338,607
Greece - 0.4%
Coca-Cola Hellenic Bottling Co. SA	1,000	24,507
Greek Organization of Football Prognostics S.A.	839	17,272
National Bank of Greece SA (a)	1,096	20,443
Piraeus Bank SA	1,685	14,086
Public Power Corp. of Greece (a)	710	10,682
TOTAL GREECE		86,990
Hong Kong - 2.3%
ASM Pacific Technology Ltd.	2,800	26,423
Bank of East Asia Ltd.	9,680	35,354
BOC Hong Kong Holdings Ltd.	26,500	59,745
CLP Holdings Ltd.	10,000	69,117
Esprit Holdings Ltd.	4,919	35,076
Hang Seng Bank Ltd.	1,000	14,622
Henderson Land Development Co. Ltd.	4,000	27,028
Hong Kong Electric Holdings Ltd.	3,500	19,592
Hong Kong Exchanges and Clearing Ltd.	1,600	26,776
Hutchison Whampoa Ltd.	3,000	21,527
Hysan Development Co. Ltd.	5,000	13,302
Kerry Properties Ltd.	5,000	23,801
New World Development Co. Ltd.	11,000	20,180
Sun Hung Kai Properties Ltd.	4,495	62,426
TOTAL HONG KONG		454,969
Ireland - 0.3%
CRH PLC	1,361	31,003
Kerry Group PLC Class A	680	21,525
TOTAL IRELAND		52,528
Italy - 2.8%
Assicurazioni Generali SpA	1,101	24,974
Banca Carige SpA	9,787	24,891
Enel SpA	16,890	91,581
ENI SpA	5,321	120,077
EXOR SpA	1,500	22,853

	Shares	Value
Finmeccanica SpA	2,949	$ 38,123
Fondiaria-Sai SpA	1,771	25,752
Intesa Sanpaolo SpA	20,964	73,711
Mediobanca SpA	3,747	39,537
Mediobanca SpA warrants 3/18/11 (a)	3,569	432
Telecom Italia SpA	19,506	27,782
UniCredit SpA	20,633	52,167
Unipol Gruppo Finanziario SpA (a)	17,626	19,642
TOTAL ITALY		561,522
Japan - 21.2%
Aeon Credit Service Co. Ltd.	1,100	11,269
Aeon Mall Co. Ltd.	1,000	18,238
Asahi Glass Co. Ltd.	2,000	19,972
Asics Corp.	5,000	46,946
Astellas Pharma, Inc.	2,200	82,848
Bank of Yokohama Ltd.	6,000	30,059
Canon, Inc.	1,500	62,255
Central Japan Railway Co.	10	75,767
Chiba Bank Ltd.	4,000	24,363
Chubu Electric Power Co., Inc.	1,900	50,374
Chuo Mitsui Trust Holdings, Inc.	9,000	32,423
Daito Trust Construction Co.	1,000	48,916
Daiwa Securities Group, Inc.	4,000	19,769
DeNA Co. Ltd.	8	62,145
Dentsu, Inc.	800	19,004
East Japan Railway Co.	1,300	89,569
Eisai Co. Ltd.	1,000	39,009
Electric Power Development Co. Ltd.	900	30,144
Elpida Memory, Inc. (a)	2,700	48,301
FamilyMart Co. Ltd.	1,200	38,462
Fast Retailing Co. Ltd.	400	67,549
Fujifilm Holdings Corp.	1,400	44,370
Fukuoka Financial Group, Inc.	10,000	36,814
Hino Motors Ltd. (a)	8,000	29,811
Hitachi High-Technologies Corp.	1,500	30,718
Hitachi Ltd. (a)	12,000	39,344
Hokuhoku Financial Group, Inc.	9,000	18,947
Honda Motor Co. Ltd.	2,800	96,870
Inpex Corp.	6	43,907
Isetan Mitsukoshi Holdings Ltd.	1,400	14,768
Itochu Corp.	6,000	48,365
Japan Steel Works Ltd.	4,000	45,798
Japan Tobacco, Inc.	9	32,677
JFE Holdings, Inc.	1,600	59,533
JGC Corp.	2,000	37,602
Jupiter Telecommunications Co.	33	38,712
Kansai Electric Power Co., Inc.	1,900	45,005
Kao Corp.	2,700	69,062
KDDI Corp.	13	69,372
Kinden Corp.	4,000	35,215
Konami Corp.	1,800	33,761
Lawson, Inc.	700	30,616
Marubeni Corp.	5,000	29,890
Common Stocks - continued
	Shares	Value
Japan - continued
Minebea Ltd.	9,000	$ 49,142
Mitsubishi Corp.	3,200	79,977
Mitsubishi UFJ Financial Group, Inc.	28,900	147,236
Mitsui & Co. Ltd.	4,000	62,100
Mitsui Engineering & Shipbuilding Co.	16,000	37,827
Mitsui O.S.K. Lines Ltd.	4,000	25,804
Mizuho Financial Group, Inc.	20,000	38,728
Nidec Corp.	300	29,147
Nintendo Co. Ltd.	250	68,106
Nippon Electric Glass Co. Ltd.	3,000	38,976
Nippon Telegraph & Telephone Corp.	400	17,448
Nissan Motor Co. Ltd. (a)	3,600	28,475
Nisshin Seifun Group, Inc.	2,500	33,014
Nitori Co. Ltd.	550	44,087
Nomura Real Estate Holdings, Inc.	1,500	22,426
NTT Data Corp.	11	34,167
NTT DoCoMo, Inc.	28	43,251
Oji Paper Co. Ltd.	11,000	47,059
ORIX Corp.	380	29,176
Osaka Gas Co. Ltd.	13,000	47,126
Panasonic Corp.	2,000	27,774
Sankyo Co. Ltd. (Gunma)	900	43,467
Sega Sammy Holdings, Inc.	1,700	20,995
Seiko Epson Corp.	2,300	38,944
Seven & i Holdings Co., Ltd.	800	18,049
Shin-Etsu Chemical Co., Ltd.	900	48,432
Sompo Japan Insurance, Inc.	3,000	20,771
Sony Corp.	2,000	68,119
Sony Financial Holdings, Inc.	12	34,963
Stanley Electric Co. Ltd.	1,400	25,722
Sumitomo Corp.	4,300	46,861
Sumitomo Heavy Industries Ltd. (a)	4,000	20,715
Sumitomo Mitsui Financial Group, Inc.	2,300	73,952
Sumitomo Realty & Development Co. Ltd.	4,000	71,061
Sumitomo Trust & Banking Co. Ltd.	7,000	39,561
Suzuki Motor Corp.	2,800	59,546
Sysmex Corp.	400	23,777
Taisei Corp.	16,000	33,144
Takeda Pharmaceutical Co. Ltd.	2,000	90,628
Tokio Marine Holdings, Inc.	800	22,561
Tokuyama Corp.	6,000	32,018
Tokyo Electric Power Co.	2,000	54,917
Tokyo Gas Co., Ltd.	11,000	47,926
Tokyu Land Corp.	6,000	21,683
Toshiba Corp. (a)	7,000	35,069
Toyo Suisan Kaisha Ltd.	1,500	41,813
Toyoda Gosei Co. Ltd.	2,300	59,659
Toyota Motor Corp.	5,500	205,919
Yamada Denki Co. Ltd.	520	36,296
Yamaguchi Financial Group, Inc.	2,000	21,908

	Shares	Value
Yamato Kogyo Co. Ltd.	900	$ 28,441
Yamazaki Baking Co. Ltd.	4,000	52,328
TOTAL JAPAN		4,238,830
Luxembourg - 0.7%
ArcelorMittal SA (Netherlands)	943	35,911
SES SA FDR (France) unit	2,688	65,125
Tenaris SA	1,300	26,992
TOTAL LUXEMBOURG		128,028
Netherlands - 2.5%
Akzo Nobel NV	372	18,914
ASML Holding NV:
(Netherlands)	800	24,611
(NY Shares)	700	21,581
European Aeronautic Defence and Space Co. EADS NV	1,712	35,325
ING Groep NV (Certificaten Van Aandelen) unit (a)	6,554	58,416
Koninklijke Ahold NV	6,306	77,271
Koninklijke Boskalis Westminster NV	1,250	40,224
Koninklijke KPN NV	2,705	43,089
Koninklijke Philips Electronics NV	1,750	51,165
Reed Elsevier NV	2,452	28,096
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	3,540	106,516
TOTAL NETHERLANDS		505,208
New Zealand - 0.1%
Sky City Entertainment Group Ltd.	7,695	17,194
Norway - 0.6%
DnB NOR ASA (a)	5,744	62,398
StatoilHydro ASA	2,800	62,776
TOTAL NORWAY		125,174
Portugal - 0.3%
Banco Espirito Santo SA (Reg.)	6,552	32,640
Portugal Telecom SGPS SA (Reg.)	2,076	21,849
TOTAL PORTUGAL		54,489
Singapore - 1.5%
Ascendas Real Estate Investment Trust (A-REIT)	13,000	17,849
ComfortDelgro Corp. Ltd.	20,000	22,053
Keppel Corp. Ltd.	7,000	41,879
SembCorp Industries Ltd.	22,000	59,003
SembCorp Marine Ltd.	23,000	60,703
Singapore Telecommunications Ltd.	11,000	23,867
Wilmar International Ltd.	12,000	55,488
Yangzijiang Shipbuilding Holdings Ltd.	25,000	20,275
TOTAL SINGAPORE		301,117
Spain - 3.7%
Banco Bilbao Vizcaya Argentaria SA	7,605	98,613
Banco Santander SA	16,253	211,285
Common Stocks - continued
	Shares	Value
Spain - continued
Bankinter SA	1,700	$ 13,876
Cintra Concesiones de Infrastructuras de Transporte SA	3,000	26,427
EDP Renovaveis SA (a)	60	484
Iberdrola SA	7,140	57,491
Mapfre SA (Reg.)	8,382	30,185
Repsol YPF SA	2,174	49,201
Telefonica SA	9,273	217,432
Vallehermoso SA (a)	3,572	29,039
TOTAL SPAIN		734,033
Sweden - 2.6%
Alfa Laval AB	672	9,524
H&M Hennes & Mauritz AB (B Shares)	925	56,081
Nordea Bank AB	5,780	56,393
Skandinaviska Enskilda Banken AB (A Shares)	8,640	52,213
SSAB Svenskt Stal AB (A Shares)	2,220	37,189
Svenska Cellulosa AB (SCA) (B Shares)	3,000	44,325
Svenska Handelsbanken AB (A Shares)	2,531	69,008
Swedish Match Co.	1,570	35,742
TELE2 AB (B Shares)	4,345	64,563
Telefonaktiebolaget LM Ericsson (B Shares)	9,061	90,548
TOTAL SWEDEN		515,586
Switzerland - 7.8%
ABB Ltd. (Reg.)	4,611	93,259
Credit Suisse Group (Reg.)	2,031	90,409
Geberit AG (Reg.)	481	82,331
Nestle SA (Reg.)	7,683	382,219
Novartis AG (Reg.)	3,349	185,540
Pargesa Holding SA	537	42,059
Roche Holding AG (participation certificate)	1,314	219,408
Sonova Holding AG Class B	448	55,875
Straumann Holding AG	132	32,189
Sulzer AG (Reg.)	748	66,835
Swiss Reinsurance Co. (Reg.)	1,227	55,137
Syngenta AG (Switzerland)	298	77,207
The Swatch Group AG (Bearer)	100	27,802
UBS AG (For. Reg.) (a)	4,473	61,903
Zurich Financial Services AG (Reg.)	368	88,712
TOTAL SWITZERLAND		1,560,885
United Kingdom - 18.6%
Anglo American PLC (United Kingdom) (a)	2,509	91,453
Antofagasta PLC	2,483	33,457
AstraZeneca PLC:
(United Kingdom)	429	18,953
sponsored ADR (d)	3,360	148,243

	Shares	Value
Aviva PLC	5,824	$ 34,667
BAE Systems PLC	12,002	68,513
Barclays PLC	15,399	73,604
BG Group PLC	6,748	117,836
BHP Billiton PLC	3,484	106,641
BP PLC	38,171	336,385
British American Tobacco PLC (United Kingdom)	4,436	150,857
British Land Co. PLC	4,894	32,841
Cable & Wireless PLC	14,975	31,152
Capita Group PLC	3,727	40,698
Centrica PLC	11,849	50,544
Compass Group PLC	11,730	87,229
Diageo PLC	2,700	44,007
Eurasian Natural Resources Corp. PLC	3,000	46,988
GlaxoSmithKline PLC	479	8,857
GlaxoSmithKline PLC sponsored ADR	5,929	220,203
HSBC Holdings PLC:
(United Kingdom) (Reg.)	19,800	217,254
sponsored ADR	1,956	107,424
Imperial Tobacco Group PLC	1,420	44,309
Land Securities Group PLC	3,006	28,997
Legal & General Group PLC	27,032	31,806
Lloyds TSB Group PLC	112,759	90,284
LogicaCMG PLC	28,630	52,134
National Grid PLC	5,403	53,726
Next PLC	1,809	51,729
Pearson PLC	2,105	29,278
Reckitt Benckiser Group PLC	1,451	76,301
Reed Elsevier PLC	7,505	56,314
Rio Tinto PLC (Reg.)	3,101	160,169
Royal Bank of Scotland Group PLC (a)	31,851	18,299
Royal Dutch Shell PLC:
Class A (United Kingdom)	7,752	211,624
Class B	5,262	137,866
Serco Group PLC	5,541	46,774
Stagecoach Group PLC	12,557	33,495
Standard Chartered PLC (United Kingdom)	3,498	83,330
Tesco PLC	6,450	41,285
Tomkins PLC	10,511	30,874
Unilever PLC	4,002	117,706
Vedanta Resources PLC	500	19,430
Vodafone Group PLC	105,696	228,432
Xstrata PLC	500	7,854
TOTAL UNITED KINGDOM		3,719,822
TOTAL COMMON STOCKS (Cost $18,932,779)		18,653,927
Government Obligations - 0.9%
	Principal Amount	Value
United States of America - 0.9%
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.52% 5/6/10 to 11/18/10 (e) (Cost $189,763)	$ 190,000	$ 189,871
Money Market Funds - 5.3%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (b)	921,901	921,901
Fidelity Securities Lending Cash Central Fund, 0.17% (c)(f)	132,750	132,750
TOTAL MONEY MARKET FUNDS (Cost $1,054,651)		1,054,651
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $20,177,193)	19,898,449
NET OTHER ASSETS - 0.3%	59,227
NET ASSETS - 100%	$ 19,957,676
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini MSCI EAFE Index Contracts	March 2010	$ 1,273,895	$ (65,479)

The face value of futures purchased as a percentage of net assets - 6.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $189,871.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 335
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 4,238,830	$ 3,389,663	$ 849,167	$ -
United Kingdom	3,719,822	2,225,732	1,494,090	-
France	1,796,324	1,239,500	556,824	-
Switzerland	1,560,885	1,145,826	415,059	-
Australia	1,556,003	1,299,779	256,224	-
Germany	1,338,607	839,999	498,608	-
Spain	734,033	157,502	576,531	-
Italy	561,522	413,663	147,859	-
Sweden	515,586	425,038	90,548	-
Other	2,632,315	2,384,181	248,134	-
Government Obligations	189,871	-	189,871	-
Money Market Funds	1,054,651	1,054,651	-	-
Total Investments in Securities:	$ 19,898,449	$ 14,575,534	$ 5,322,915	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (65,479)	$ (65,479)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (65,479)
Total Value of Derivatives	$ -	$ (65,479)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $2,902,265 of which $1,011,502 and $1,890,763 will expire on February 28, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $132,360) - See accompanying schedule: Unaffiliated issuers (cost $20,044,443)	$ 19,765,699
Fidelity Central Funds (cost $132,750)	132,750
Total Investments (cost $20,177,193)		$ 19,898,449
Foreign currency held at value (cost $119,867)		120,132
Receivable for investments sold		88,874
Receivable for fund shares sold		58,748
Dividends receivable		54,217
Interest receivable		243
Distributions receivable from Fidelity Central Funds		16
Receivable for daily variation on futures contracts		10,710
Total assets		20,231,389

Liabilities
Payable for investments purchased	$ 88,949
Payable for fund shares redeemed	41,801
Accrued management fee	7,742
Other affiliated payables	2,471
Collateral on securities loaned, at value	132,750
Total liabilities		273,713

Net Assets		$ 19,957,676
Net Assets consist of:
Paid in capital		$ 23,226,565
Undistributed net investment income		32,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,956,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(344,410)
Net Assets, for 3,034,740 shares outstanding		$ 19,957,676
Net Asset Value, offering price and redemption price per share ($19,957,676 ÷ 3,034,740 shares)		$ 6.58

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 573,961
Interest		2,765
Income from Fidelity Central Funds		335
		577,061
Less foreign taxes withheld		(46,459)
Total income		530,602

Expenses
Management fee	$ 82,140
Transfer agent fees	26,471
Independent trustees' compensation	802
Total expenses		109,413
Net investment income (loss)		421,189
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(701,829)
Foreign currency transactions	16,700
Futures contracts	322,898
Total net realized gain (loss)		(362,231)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,429,031
Assets and liabilities in foreign currencies	4,303
Futures contracts	(45,330)
Total change in net unrealized appreciation (depreciation)		6,388,004
Net gain (loss)		6,025,773
Net increase (decrease) in net assets resulting from operations		$ 6,446,962

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 421,189	$ 299,281
Net realized gain (loss)	(362,231)	(2,512,896)
Change in net unrealized appreciation (depreciation)	6,388,004	(6,423,041)
Net increase (decrease) in net assets resulting from operations	6,446,962	(8,636,656)
Distributions to shareholders from net investment income	(401,370)	(257,558)
Distributions to shareholders from net realized gain	(57,303)	(9,293)
Total distributions	(458,673)	(266,851)
Share transactions Proceeds from sales of shares	12,786,877	21,608,123
Reinvestment of distributions	432,668	242,848
Cost of shares redeemed	(12,200,610)	(7,276,980)
Net increase (decrease) in net assets resulting from share transactions	1,018,935	14,573,991
Redemption fees	895	5,813
Total increase (decrease) in net assets	7,008,119	5,676,297
Net Assets
Beginning of period	12,949,557	7,273,260
End of period (including undistributed net investment income of $32,123 and undistributed net investment income of $13,777, respectively)	$ 19,957,676	$ 12,949,557
Other Information Shares
Sold	2,054,145	3,341,102
Issued in reinvestment of distributions	64,721	42,907
Redeemed	(2,014,584)	(1,231,035)
Net increase (decrease)	104,282	2,152,974

Financial Highlights

Years ended February 28,	2010	2009	2008 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 4.42	$ 9.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.18	.03
Net realized and unrealized gain (loss)	2.17	(4.96)	(.68)
Total from investment operations	2.32	(4.78)	(.65)
Distributions from net investment income	(.14)	(.14)	-
Distributions from net realized gain	(.02)	(.01)	-
Total distributions	(.16)	(.15)	-
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 6.58	$ 4.42	$ 9.35
Total Return B, C	52.44%	(51.52)%	(6.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	.62%	.62%	.62% A
Expenses net of fee waivers, if any	.62%	.62%	.62% A
Expenses net of all reductions	.62%	.62%	.62% A
Net investment income (loss)	2.39%	2.69%	1.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,958	$ 12,950	$ 7,273
Portfolio turnover rate F	72%	143%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 20, 2007 (commencement of operations) to February 29, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, losses deferred due to wash sales, futures transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$ 62,030,281	$ 5,718,604	$ (2,487,375)	$ 3,231,229
Fidelity Large Cap Value Enhanced Index Fund	86,939,503	9,347,622	(6,598,837)	2,748,785
Fidelity Large Cap Core Enhanced Index Fund	1,347,509,428	82,622,245	(147,686,571)	(65,064,326)
Fidelity Mid Cap Enhanced Index Fund	31,071,393	4,648,275	(1,110,372)	3,537,903
Fidelity Small Cap Enhanced Index Fund	85,323,678	12,644,413	(4,886,519)	7,757,894
Fidelity International Enhanced Index Fund	20,245,077	2,363,396	(2,710,024)	(346,628)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$ 87,888	$ -	$ (6,901,971)	$ 3,231,229
Fidelity Large Cap Value Enhanced Index Fund	204,266	-	(1,786,223)	2,748,785
Fidelity Large Cap Core Enhanced Index Fund	3,035,849	-	(140,152,218)	(65,225,768)
Fidelity Mid Cap Enhanced Index Fund	358,926	-	(970,884)	3,537,903
Fidelity Small Cap Enhanced Index Fund	29,042	-	(8,024,743)	7,757,894
Fidelity International Enhanced Index Fund	32,125	-	(2,902,265)	(412,294)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2010
Ordinary Income
Fidelity Large Cap Growth Enhanced Index Fund	$ 510,338
Fidelity Large Cap Value Enhanced Index Fund	1,285,327
Fidelity Large Cap Core Enhanced Index Fund	17,963,606
Fidelity Mid Cap Enhanced Index Fund	290,636
Fidelity Small Cap Enhanced Index Fund	554,929
Fidelity International Enhanced Index Fund	458,673
February 28, 2009
Ordinary Income
Fidelity Large Cap Growth Enhanced Index Fund	$ 325,592
Fidelity Large Cap Value Enhanced Index Fund	635,673
Fidelity Large Cap Core Enhanced Index Fund	17,085,488
Fidelity Mid Cap Enhanced Index Fund	131,855
Fidelity Small Cap Enhanced Index Fund	415,431
Fidelity International Enhanced Index Fund	266,851

Short Term Trading (Redemption) Fees. Shares held in Fidelity Small Cap Enhanced Index Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund less than 30 days are subject to a redemption fee equal to 0.75% and 1.00%, respectively, of the proceeds of the redeemed shares. All redemption fees are retained by the Funds and accounted for as an addition to paid in capital.

3. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Funds use derivative instruments ("derivatives"), including futures contracts, in order to meet their investment objectives. The Funds' strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

While utilizing derivatives in pursuit of their investment objectives, the Funds are exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Funds:

Futures Contracts. The Funds use futures contracts to manage their exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in each applicable Funds' Statements of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Funds since the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of

Annual Report

3. Investments in Derivative Instruments - continued

Futures Contracts - continued

Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Funds' value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Funds' Schedule of Investments. The table below reflects the Funds' realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Fidelity Large Cap Growth Enhanced Index Fund
Equity Risk
Futures Contracts	$ 341,672	$ 71,129
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 341,672	$ 71,129
Fidelity Large Cap Value Enhanced Index Fund
Equity Risk
Futures Contracts	$ 453,569	$ 49,869
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 453,569	$ 49,869
Fidelity Large Cap Core Enhanced Index Fund
Equity Risk
Futures Contracts	$ 831,602	$ 3,006,342
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 831,602	$ 3,006,342
Fidelity Mid Cap Enhanced Index Fund
Equity Risk
Futures Contracts	$ 258,339	$ 52,829
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 258,339	$ 52,829
Fidelity Small Cap Enhanced Index Fund
Equity Risk
Futures Contracts	$ 543,490	$ 495,758
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 543,490	$ 495,758
Fidelity International Enhanced Index Fund
Equity Risk
Futures Contracts	$ 322,898	$ (45,330)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 322,898	$ (45,330)

(a) Derivatives realized gain (loss) is included in the Statement of Operations.

(b) Derivatives change in unrealized gain (loss) is included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	45,386,992	30,679,126
Fidelity Large Cap Value Enhanced Index Fund	133,955,730	105,512,037
Fidelity Large Cap Core Enhanced Index Fund	823,160,727	920,911,111
Fidelity Mid Cap Enhanced Index Fund	42,204,086	32,847,087
Fidelity Small Cap Enhanced Index Fund	98,730,957	99,698,000
Fidelity International Enhanced Index Fund	13,433,105	12,250,956

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), provides the Funds with investment management related services. For these services, the Funds pay a monthly management fee to Strategic Advisers. The management fee is based on an annual rate of 0.30% of average net assets for Fidelity Large Cap Growth Enhanced Index, Fidelity Large Cap Value Enhanced Index and Fidelity Large Cap Core Enhanced Index, 0.45% of average net assets for Fidelity Mid Cap Enhanced Index, 0.52% of average net assets for Fidelity Small Cap Enhanced Index and 0.47% of average net assets for Fidelity International Enhanced Index. Under the management contract, Strategic Advisers pays all other ordinary fund-wide operating expenses (such as custody, audit, legal and pricing and bookkeeping fees), except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to Strategic Advisers by the Funds is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

In addition, under the expense contract, Strategic Advisers pays other expenses such as those listed above for each of the Funds so that the total expenses do not exceed certain amounts of each Fund's average net assets with certain exceptions, as noted in the following table:

Fidelity Large Cap Growth Enhanced Index Fund	.45%
Fidelity Large Cap Value Enhanced Index Fund	.45%
Fidelity Large Cap Core Enhanced Index Fund	.45%
Fidelity Mid Cap Enhanced Index Fund	.60%
Fidelity Small Cap Enhanced Index Fund	.67%
Fidelity International Enhanced Index Fund	.62%

Sub-Adviser. Geode Capital Management, LLC (Geode®), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under the expense contract, each fund paid transfer agent fees at the annual rate of 0.15% of average net assets.

6. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

7. Interfund Lending Program.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Enhanced Index Fund	Borrower	$ 5,606,000.45%		$ 139
Fidelity Large Cap Core Enhanced Index Fund	Borrower	$ 15,299,286.39%		$ 2,335

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in the amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of the loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

Fidelity Large Cap Growth Enhanced Index Fund	$ 7,932
Fidelity Large Cap Value Enhanced Index Fund	93,010
Fidelity Large Cap Core Enhanced Index Fund	669,527
Fidelity Mid Cap Enhanced Index Fund	1,162
Fidelity Small Cap Enhanced Index Fund	66,748
Fidelity International Enhanced Index Fund	335

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Expense reduction
Fidelity Large Cap Value Enhanced Index Fund	$ 9
Fidelity Large Cap Core Enhanced Index Fund	811
Fidelity Mid Cap Enhanced Index Fund	1
Fidelity Small Cap Enhanced Index Fund	8

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust II and the Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (funds of Fidelity Commonwealth Trust II) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Commonwealth Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Boyce I. Greer and Karen Kaplan, each of the Trustees oversees 15 funds advised by Strategic Advisers or an affiliate. Mr. Greer and Ms. Kaplan oversee 10 and eight funds, respectively, advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The funds may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through Strategic Advisers, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (64)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, he oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (54)

Year of Election or Appointment: 2009

Mr. Greer oversees Strategic Advisers, Inc. and Global Asset Allocation (2008-present) and serves as Vice President of a number of Fidelity funds (2005-present). He is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (65)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (77)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of CH2M Hill Companies (engineering) and Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of Texas A&M University and the University of Texas at Austin. Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (50)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of Delta Dental of Massachusetts (2004-present), President of the Massachusetts Women's Forum (2008-present), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2006-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). Previously, Ms. Kaplan served as Treasurer of the Massachusetts Women's Forum and Director of United Way of Massachusetts Bay (2004-2006), a Director of ADVO (direct mail marketing, 2003-2007), and as a Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (66)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Commonwealth Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as a Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Mr. Cox is a Member of the Secretary of Defense's Business Board of Directors (2008-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Stephen D. Fisher (47)
Year of Election or Appointment: 2007 Secretary and Chief Legal Officer of each fund. Mr. Fisher is a Senior Vice President, Deputy General Counsel of Fidelity Investments.
Kenneth B. Robins (40)

Year of Election or Appointment: 2010

President and Treasurer of each fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Laura M. Doherty (40)

Year of Election or Appointment: 2009

Chief Compliance Officer of each fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of each fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (45)

Year of Election or Appointment: 2009

Chief Financial Officer of each fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Paul M. Murphy (62)

Year of Election or Appointment: 2009

Assistant Treasurer of each fund. Mr. Murphy serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007) and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

James R. Rooney (51)

Year of Election or Appointment: 2007

Assistant Treasurer of each fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (36)

Year of Election or Appointment: 2009

Assistant Secretary of each fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Fidelity Large Cap Core Enhanced Index Fund	100%	100%
Fidelity Large Cap Growth Enhanced Index Fund	100%	100%
Fidelity Large Cap Value Enhanced Index Fund	100%	100%
Fidelity Mid Cap Enhanced Index Fund	100%	100%
Fidelity Small Cap Enhanced Index Fund	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2009	December 2009
Fidelity Large Cap Core Enhanced Index Fund	100%	100%
Fidelity Large Cap Growth Enhanced Index Fund	100%	100%
Fidelity Large Cap Value Enhanced Index Fund	100%	100%
Fidelity Mid Cap Enhanced Index Fund	100%	100%
Fidelity Small Cap Enhanced Index Fund	100%	100%
Fidelity International Enhanced Index Fund	99%	99%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	04/20/09	$.009	$.0018
Fidelity International Enhanced Index Fund	12/14/09	$.069	$.0145

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract and sub-advisory agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly four times per year and considers at each of its meetings factors that it believes are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through committees.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers, Inc. (Strategic Advisers) from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Strategic Advisers under the management contracts is consistent with Strategic Advisers' fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Strategic Advisers.

In its deliberations, the Board did not identify any particular information that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Geode Capital Management, LLC (Geode) (together, the Investment Advisers), including the backgrounds of each fund's investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that the Investment Advisers' analysts have access to a variety of technological tools and market and securities data that enables them to perform quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping services, and securities lending services for each fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because each fund had been in existence less than three years, the following tables reflect information considered by the Board and show, for the one-year period and the three-month period ended March 31, 2009, each fund's total return, the total return of a broad-based securities market index ("benchmark"), and how the fund's total returns ranked relative to a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund.

Fund-specific performance results reviewed by the Board are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Large Cap Core Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. S&P 500 Index and Lipper Large-Cap Core Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

Large Cap Core Enhanced Index Fund (net)	-11.41	-0.39	-36.59	1.50
Large Cap Core Enhanced Index Fund (gross)	-11.30	-0.29	-36.29	1.80

S&P 500	-11.01		-38.09
LIPPER PEER GROUP RESULTS:
LA Large-Cap Core Average/Total	-9.81		-37.32
LA Large-Cap Core Median	-9.92		-37.32
LA Large-Cap Core Rank/Count	704 / 945		378 / 888
Quartile	3		2
Percent Beaten	26%		57%

The Board reviewed the relative investment performance of the fund against the Lipper Large-Cap Core peer group and observed that for the one-year period ended March 31, 2009, the fund out-performed 57% of its peers and was in the second quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 74% of its peers and was in the third quartile for the period. The Board also noted that the investment performance of the fund was higher than the fund's benchmark, the S&P 500 Index, for the one-year period and lower for the three-month period shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Large Cap Growth Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. Russell 1000 Growth Index and Lipper Large-Cap Growth Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

Large Cap Growth Enhanced Index Fund (net)	-5.01	-0.89	-32.51	1.78
Large Cap Growth Enhanced Index Fund (gross)	-4.90	-0.78	-32.19	2.09

Russell 1000 Growth	-4.12		-34.28
LIPPER PEER GROUP RESULTS:
LA Large-Cap Growth Average/Total	-3.73		-35.29
LA Large-Cap Growth Median	-3.64		-35.29
LA Large-Cap Growth Rank/Count	564 / 839		181 / 791
Quartile	3		1
Percent Beaten	33%		77%

The Board reviewed the relative investment performance of the fund against the Lipper Large-Cap Growth peer group and observed that for the one-year period ended March 31, 2009, the fund out-performed 77% of its peers and was in the first quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 67% of its peers and was in the third quartile for the period. The Board also noted that the investment performance of the fund was higher than the fund's benchmark, the Russell 1000 Growth Index, for the one-year period and lower for the three-month period shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Annual Report

Large Cap Value Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. Russell 1000 Value Index and Lipper Large-Cap Value Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

Large Cap Value Enhanced Index Fund (net)	-16.58	0.19	-40.92	1.49
Large Cap Value Enhanced Index Fund (gross)	-16.48	0.29	-40.65	1.77

Russell 1000 Value	-16.77		-42.42
LIPPER PEER GROUP RESULTS:
LA Large-Cap Value Average/Total	-13.15		-39.80
LA Large-Cap Value Median	-13.37		-39.80
LA Large-Cap Value Rank/Count	570 / 619		372 / 589
Quartile	4		3
Percent Beaten	8%		37%

The Board reviewed the relative investment performance of the fund against the Lipper Large-Cap Value peer group and observed that for the one-year period ended March 31, 2009, the fund under-performed 63% of its peers and was in the third quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 92% of its peers and was in the fourth quartile for the period. The Board also noted that the investment performance of the fund was higher than the fund's benchmark, the Russell 1000 Value Index, for the one-year and three-month periods shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Fidelity Mid Cap Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. Russell Midcap Index and Lipper Mid-Cap Growth Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

Mid Cap Enhanced Index Fund (net)	-9.21	-0.23	-37.96	2.85
Mid Cap Enhanced Index Fund (gross)	-9.07	-0.09	-37.57	3.24

Russell Midcap	-8.98		-40.81
LIPPER PEER GROUP RESULTS:
LA Mid-Cap Growth Average/Total	-3.90		-38.87
LA Mid-Cap Growth Median	-3.56		-38.87
LA Mid-Cap Growth Rank/Count	538 / 580		227/ 564
Quartile	4		2
Percent Beaten	7%		60%

The Board reviewed the relative investment performance of the fund against the Lipper Mid-Cap Growth peer group and observed that for the one-year period ended March 31, 2009, the fund out-performed 60% of its peers and was in the second quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 93% of its peers and was in the fourth quartile for the period. The Board also noted that the investment performance of the fund was higher than the fund's benchmark, the Russell Midcap Index, for the one-year period and lower for the three-month period shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Small Cap Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. Russell 2000 Index and Lipper Small-Cap Growth Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

Small Cap Enhanced Index Fund (net)	-14.79	0.17	-37.24	0.26
Small Cap Enhanced Index Fund (gross)	-14.64	0.32	-36.80	0.70

Russell 2000	-14.95		-37.50
LIPPER PEER GROUP RESULTS:
LA Small-Cap Growth Average/Total	-8.11		-37.73
LA Small-Cap Growth Median	-8.43		-37.73
LA Small-Cap Growth Rank/Count	596 / 617		284 / 594
Quartile	4		2
Percent Beaten	3%		52%

The Board reviewed the relative investment performance of the fund against the Lipper Small-Cap Growth peer group and observed that for the one-year period ended March 31, 2009, the fund out-performed 52% of its peers and was in the second quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 97% of its peers and was in the fourth quartile for the period. The Board also noted that the investment performance of the fund was higher than the fund's benchmark, the Russell 2000 Index, for the one-year and three-month periods shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Fidelity International Enhanced Index Fund

Total Return % for the One-Year and Three-month (Year to Date) Periods Ended March 31, 2009 vs. MSCI EAFE Index and Lipper International Multi-Cap Core Peer Group

	Year to Date Cumulative	Variance to Index	1 Year Annualized	Variance to Index

International Enhanced Index Fund (net)	-17.11	-3.17	-48.17	-1.75
International Enhanced Index Fund (gross)	-16.97	-3.03	-47.83	-1.41

MSCI EAFE (Net MA tax)*	-13.94		-46.42
LIPPER PEER GROUP RESULTS:
LA International Multi-Cap Core Average/Total	-13.06		-45.80
LA International Multi-Cap Core Median	-13.44		-45.80
LA International Multi-Cap Core Rank/Count	354 / 376		255 / 349
Quartile	4		3
Percent Beaten	6%		27%
* The Net version of the MSCI EAFE adjusts for withholding taxes applicable to Massachusetts Business Trusts.

The Board reviewed the relative investment performance of the fund against the Lipper International Multi-Cap Core peer group and observed that for the one-year period ended March 31, 2009, the fund under-performed 73% of its peers and was in the third quartile for the period. The Board also observed the cumulative return from January 1, 2009 to March 31, 2009, and noted that the fund under-performed 94% of its peers and was in the fourth quartile for the period. The Board also noted that the investment performance of the fund was lower than the fund's benchmark, the MSCI EAFE Index, for the one-year and three-month periods shown. The Board also noted that a more comprehensive analysis of the fund's performance will be possible once the fund has completed an additional year of performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in recent market events, the Board concluded that the nature, extent, and quality of the services provided to each fund will continue to benefit each fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid by shareholders to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the funds to those of other registered investment companies with investment objectives similar to those of the funds. The Board also considered expense contracts currently in effect between the funds and Strategic Advisers, which limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and certain other expenses) for Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund to 0.45%, 0.45%, 0.45%, 0.60%, 0.67%, and 0.62%, respectively.

Annual Report

The Board noted that each fund's management fee and total expenses were compared to "mapped groups" of competitive funds. For comparison purposes, Strategic Advisers uses "mapped groups," which are created by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The comparison of management fees to Total Mapped Groups is intended to show a fund's standing relative to the total universe of funds available to investors, in terms of gross management fees before expense reimbursements or caps. Strategic Advisers then compared each fund to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board also noted that the management fee paid by each fund was below the median of each fund's respective Total Mapped Group and ASPG for the period ended March 31, 2009.

The Board further noted that each fund's total expenses were compared to competitive funds and classes having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed each fund's position relative to competitive funds with the same load type. The Board also noted that each fund's total expenses paid were below the median of each fund's respective Total Mapped Group.

Based on its review, the Board concluded that each fund's management fee and total expenses (giving effect to each fund's expense contract with Strategic Advisers) were fair and reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates attributable to the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders.

Strategic Advisers presented information to the Board on its profitability for managing the funds. Strategic Advisers calculates the profitability for each fund using a series of detailed revenue and cost allocation methodologies. Strategic Advisers noted that it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board concluded that the costs of the services provided by and the profits realized by Strategic Advisers and its affiliates in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because each fund has not generated sufficient revenue to cover the fund's expenses.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the funds, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above. The Board noted that Strategic Advisers did not calculate potential fall-out benefit revenue because Strategic Advisers did not believe that the management of the funds has resulted in significant quantifiable fall-out benefits to the businesses of Strategic Advisers and its affiliates.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the funds. The Board considered that Fidelity Large Cap Core Enhanced Index Fund's, Fidelity Large Cap Growth Enhanced Index Fund's, Fidelity Large Cap Value Enhanced Index Fund's, Fidelity Mid Cap Enhanced Index Fund's, and Fidelity International Enhanced Index Fund's sub-advisory contracts provide for breakpoints as the respective funds' assets grow and noted that any potential decline in sub-advisory fees will accrue directly to Strategic Advisers. The Board also reviewed each fund's expense contract with Strategic Advisers, which limits the total annual expenses for Large Cap Core Enhanced Index Fund, Large Cap Growth Enhanced Index Fund, Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund, to 0.45%, 0.45%, 0.45%, 0.60%, 0.67%, and 0.62%, respectively. The Board noted that each fund has not generated sufficient revenue to cover its expenses because each fund is priced at a level that assumes it will eventually have greater assets and, thus, greater revenue. The Board noted that as fund assets increase, it will continue to monitor whether management fee breakpoints are appropriate.

Conclusion. Based on its evaluation of all of the considerations noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Geode Capital Management, LLC
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GEI-UANN-0410
1.855137.102

Item 2. Code of Ethics

As of the end of the period, February 28, 2010, Fidelity Commonwealth Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has not designated an audit committee financial expert. Given the nature of the trust's series (Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund, the "Funds"), the registrant has concluded that the services of a financial expert are not required at this point. Some of the reasons for determining that an audit committee financial expert is not necessary are the following: (i) the Audit Committee's expected access to the Funds' Treasurer, Chief Financial Officer, independent accountants and legal counsel; (ii) the Audit Committee's expected authority under its Charter to engage independent accounting and other experts without seeking approval from the full Board of Trustees; (iii) the Funds' investment strategies based primarily on index investing, and (iv) the small number of Funds currently offered by the trust and the still relatively small size of most of the Funds.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to the Funds:

Services Billed by PwC

February 28, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$44,000	$-	$3,500	$-
Fidelity Large Cap Core Enhanced Index Fund	$46,000	$-	$3,500	$-
Fidelity Large Cap Growth Enhanced Index Fund	$44,000	$-	$3,500	$-
Fidelity Large Cap Value Enhanced Index Fund	$44,000	$-	$3,500	$-
Fidelity Mid Cap Value Enhanced Index Fund	$44,000	$-	$3,500	$-
Fidelity Small Cap Value Enhanced Index Fund	$44,000	$-	$3,500	$-

February 28, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$49,000	$-	$3,400	$-
Fidelity Large Cap Core Enhanced Index Fund	$50,000	$-	$3,400	$-
Fidelity Large Cap Growth Enhanced Index Fund	$49,000	$-	$3,400	$-
Fidelity Large Cap Value Enhanced Index Fund	$49,000	$-	$3,400	$-
Fidelity Mid Cap Value Enhanced Index Fund	$49,000	$-	$3,400	$-
Fidelity Small Cap Value Enhanced Index Fund	$49,000	$-	$3,400	$-

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2010A	February 28, 2009A
Audit-Related Fees	$2,250,000	$2,985,000
Tax Fees	$-	$2,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for assurance services provided to the Fund or Fund Service Provider that relate directly to the operations and financial reporting of the Fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2010 A	February 28, 2009 A
PwC	$2,870,000	$3,430,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2010
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 27, 2010